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                                   UAM Funds
                                   Funds for the Informed Investor(SM)

Sirach Portfolios
Annual Report                                                  October 31, 2000



                                                                   [LOGO OF UAM]
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UAM FUNDS                                                     SIRACH PORTFOLIOS


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                                TABLE OF CONTENTS
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Shareholders' Letter ......................................................    1

Portfolios of Investments

   Sirach Special Equity Portfolio ........................................   14

   Sirach Growth Portfolio ................................................   20

   Sirach Strategic Balanced Portfolio ....................................   25

   Sirach Bond Portfolio ..................................................   32

   Sirach Equity Portfolio ................................................   37

Statements of Assets and Liabilities ......................................   40

Statements of Operations ..................................................   41

Statements of Changes in Net Assets

   Sirach Special Equity Portfolio ........................................   42

   Sirach Growth Portfolio ................................................   43

   Sirach Strategic Balanced Portfolio ....................................   44

   Sirach Bond Portfolio ..................................................   45

   Sirach Equity Portfolio ................................................   46

Financial Highlights

   Sirach Special Equity Portfolio ........................................   47

   Sirach Growth Portfolio ................................................   48

   Sirach Strategic Balanced Portfolio ....................................   49

   Sirach Bond Portfolio ..................................................   50

   Sirach Equity Portfolio ................................................   51

Notes to Financial Statements .............................................   52

Report of Independent Accountants .........................................   60

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UAM FUNDS                                                     SIRACH PORTFOLIOS

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November, 2000

Dear Shareholders:

Sirach Special Equity Portfolio

The Sirach Special Equity Portfolio completed fiscal 2000 with net assets of $215.9 million and a return of 36.47%. The Portfolio outperformed both the Russell 2500 Growth index and the Russell 2000 Growth Index, which returned 29.71% and 16.16% respectively. The year was not just turbulent in terms of intra-day market swings but also from the perspective of quarter-by-quarter performance. The returns for the Portfolio were 27.37%, 9.59%, -2.52% and 0.30% for the four fiscal quarters, exceeding the returns for both the Russell 2000 and 2500 Growth indices in 3 of the 4 quarters. The returns for the Russell 2000 and 2500 Growth indices for the four fiscal quarters were 28.85% and 32.15%, -0.83% and 4.51%, -5.80% and -5.31% and -3.50% and -0.81%, respectively.
Higher energy prices and the Federal Reserve's tight monetary policy impacted the movement in the markets throughout the year. Also affecting the market were mixed messages on the economy with strong employment yet a slowing of consumer spending. Throughout this period of high volatility, we have remained consistent in our stock selection and have continued to adhere to our disciplines of finding companies with strong fundamentals and solid earnings prospects.

Relative to the Russell 2000 Growth Index, Technology continues to be the largest over-weight. This over-weight combined with higher stock returns versus the Index provided more than 5.5% of the 20% plus outperformance versus the Index. The Healthcare sector provided the greatest returns relative to the Index as both an over-weight in the sector and excellent stock selection provided more than 8.5% of the outperformance. Finance was also a big contributor, adding more than 3.6% of the outperformance, again the result of both an over-weight versus the index and better stock selection. Consumer Discretionary proved to be the biggest negative contributor at -3.6% as a result of poor stock selection.

Relative to the Russell 2500 Growth Index, the above holds true except for one striking difference. Healthcare and Finance were large positive contributors to the Portfolio's relative outperformance at more than 8.5% and 2.0% respectively. Consumer Discretionary was a negative contributor at -4.6%. The primary differ-ence was in the Technology sector where the Portfolio's return relative to the Index was -5.1% (as mentioned above this compares to a positive 5.5% versus the Russell 2000 Growth Index). While the over-weight was a positive effect, stock selection compared unfavorably to the Index. Although the Portfolio's technology stocks were up more than 20% for the year, the index's technology stocks were up 46%. This compares to just over 16% for the technology stocks in the Russell 2000 Growth Index. The dramatic difference between the Technology sectors of

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UAM FUNDS                                                     SIRACH PORTFOLIOS

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the two Indices can be attributed to the performance of the larger stocks within the Russell 2500 Growth.

Sector weights within the Portfolio have changed moderately throughout the course of the year. Technology went from 57% at the beginning of the year to its fiscal year end weight of 35%. Part of this reflects the mid-year rebalancing of the Russell 2000 and 2500 Growth indices, with many high growth technology issues leaving the indices, and part has to do with the deteriorating fundamentals within the sector. While the semiconductor cycle cooled off during the latter part of the year, many segments within technology continue to show very strong growth characteristics. Our process continues to lead us to invest in communications and software issues and away from Internet and cyclical semiconductor companies. The decision by the Federal Reserve to tighten monetary policy has undoubtedly slowed economic expansion, which in turn has had a negative affect on the Consumer Discretionary sector. The Financial sector benefited from the combination of a slowing economy and expectations that the Federal Reserve had completed its cycle of interest rate hikes. The Healthcare sector underwent the largest increase in weight from around 11% to more than 25% at the end of the fiscal year. Biotech companies continue to show promising results in regards to new drug discovery and healthcare service providers have reported strong upside earnings surprises at the same time that Medicare reimbursement concerns have eased. During the year the Portfolio's exposure to the Capital Goods sector increased as issues from industries such as waste management and equipment related to the communications infrastructure buildout were added. The Energy sector weighting increased during the first part of the year as fundamentals improved and decreased late in the year as prospects deteriorated. The Portfolio continued to have little or no exposure in the Basic Materials, Communication Services, Transportation and Utilities sectors.

Sirach Equity Portfolio

The Sirach Equity Portfolio completed fiscal 2000 with net assets of $73.5 million and a return of 7.62%. The Portfolio outperformed the S&P 500 Index and the Dow Jones Industrial Average, which returned 6.05% and 3.82%, respectively, while underperforming the Russell 1000 Growth Index with a return of 9.33%. The Russell 1000 Growth benefited from over 50% allocated to the Technology sector during a strong Technology market. Although Technology is the largest sector weight for the Equity Portfolio, it is under-weight relative to the Russell 1000 Growth. This fiscal year has proven to be a turbulent one with huge intra-day swings and market gyrations. Higher energy prices and the Federal Reserve's tight

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monetary policy impacted the movement in the markets early in the year. Also affecting the market were mixed messages on the economy with strong employment numbers and a slowing of consumer spending. Throughout this period of high volatility, we have remained consistent in our stock selection and have continued to adhere to our disciplines of finding companies with good fundamentals and positive earnings characteristics.

The Equity Portfolio's largest sector weights continue to be Technology and Healthcare. The Equity Portfolio's over-weight position in Technology and stock selection contributed positively to the Portfolio's outperformance. Specifically our investments in internet software and computer storage companies led the sector outperformance. Conversely, reducing our weight in semi-conductors during the 4th Quarter, just prior to a sell-off in the industry, also added positively to the technology returns. As the technology returns broadened during the year we increased our technology weight and decreased our specific stock risk by increasing the number of technology holdings. We expect strong demand trends to continue long-term in the Technology sector and therefore remain overweight vs. the S&P 500 index. The gains in the Healthcare sector were led by strength in medical technology and biotechnology companies. The Pharmaceutical stocks made a nice recovery near the end of fiscal 2000 when concerns regarding how price controls and a Medicare drug benefit would affect the industry were diminished. Finance was a strong performer during the year with holdings in insurance and financial service companies outpacing traditional bank stocks. These stocks were strong due to mid-year sentiment that the Federal Reserve would not continue to raise interest rates.

During the year we reduced our weight in the Consumer Staples and Discretionary sectors due to concerns regarding an economic slowdown affect on consumer-spending trends. Although our weight was reduced, having any exposure to these sectors contributed negatively to performance. Our most significant reductions occurred in the large warehouse concept stores, which historically had been large positions. With concern regarding an economic slowdown, we also reduced our weight in consumer stocks that rely on ad spending such as Media stocks. During the year we eliminated our holdings in the Communication Services sector due to concerns of increased competition and lower revenue projections. In addition to eliminating Communication Services, the Equity Portfolio currently has no holdings in Basic Materials, Energy or Transportation.

Sirach Growth Portfolio

The Sirach Growth Portfolio completed fiscal 2000 with net assets of $67.4 million. The Portfolio returned 14.69% for the year, solid performance bettering both

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the S&P 500 Index and Dow Jones Industrial Average. The S&P 500 ended the fiscal year with a return of 6.05% while the Dow Jones Industrial was somewhat lower with a return of 3.82%. Though the index returns don't suggest it, fiscal year 2000 proved to be a volatile period for the equity markets. Very strong returns early in the year were moderated by sharp pullbacks in prices in both the second and fourth quarters prior to a recovery rally into the end of the fiscal year. Market participants have been impacted by tight monetary policies of the Federal Reserve, high energy prices, continued strong employment, a slowing in consumer spending, the uncertainty of the direction of the economy, and potential slowing in earnings growth of the broad market. In this environment we have continued to apply our disciplined approach to investing and continue to seek out companies with strong fundamentals and solid earnings prospects.

Technology remained our most heavily weighted sector throughout the year. Though we have moderated our exposure, we continue to have an over-weight position relative to the index. Over the course of the year this over-weight proved beneficial as the Technology sector was a positive contributor to returns. The Portfolio's mix of technology stocks provided even stronger returns than the index. We benefited from having little exposure to Internet companies, by lowering our exposure to semiconductor companies on a timely basis, and by having a strong commitment to software companies in general and Internet software companies in particular. The Finance and Healthcare sectors were also very good contributors to our positive performance. Within Finance we experienced broad strength across all our holdings, with especially high returns from insurance and financial services positions. The slowing economy and the shift in market sentiment near mid-year that the Federal Reserve would not raise interest rates any further proved beneficial to the Finance sector. Solid business momentum leading to good earnings prospects certainly contributed to returns. Our holdings in biotech and healthcare service providers were the drivers to the strong returns in the Healthcare sector. The biotech companies continue to have bright prospects for new drugs while the healthcare service providers have reported strong earnings surprises at the same time that reimbursement issues relating to Medicare have lessened. The Consumer Discretionary and Consumer Staples sectors were the largest drags on performance for the year. The slowing economy that helped the Finance sector proved detrimental to performance of consumer companies, particularly in the area of retail. Retail sales have clearly slowed and earnings estimates have been reduced at most retailers. We reduced our holdings in the consumer area over the course of the year and are currently essentially equally weighted to the S&P 500 Index.

The three largest sectors in the Portfolio are Technology, Healthcare, and Finance.

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As noted above, we have slightly reduced our exposure to Technology. This was accomplished largely by reducing our holdings in the semiconductor area. Our weightings in the Healthcare and Finance sectors experienced the greatest increases during the year . Most of the increase in Healthcare came through the addition of companies in the area of healthcare service providers and the medical products/supply category. Better focus on their strong businesses and an improved pricing environment has resulted in brighter earnings dynamics at these companies. The increased weighting in Finance came through increased weighting in the insurance industry. Like some of the healthcare service providers, the insurance industry is experiencing a better pricing cycle and good cost controls resulting in better earnings dynamics. Communications Services and Consumer Discretionary are two sectors that experienced large reductions in portfolio weighting. Over the course of the year we eliminated all holdings in the Communications Services sector. These companies have all suffered dramatically as earnings estimates have been cut and revenues have been disappointing. The reduction in Consumer Discretionary was accomplished largely by reducing the size of our holdings in specialty retail and was brought about by slowing sales and lower earnings expectations. In addition to Communication Services, we currently have no holdings in Basic Materials, Energy, or Transportation.

Sirach Strategic Balanced Portfolio

The Sirach Strategic Balanced Portfolio had net assets of $72.0 million on October 31, 2000. Asset allocation was 56.0 % common stocks, 35.6% fixed income.

The Sirach Strategic Balanced Portfolio returned 11.07% for the twelve months ending October 31, 2000, compared to the Blended Balance Index Return of 6.85%.

The common stock characteristics for the Sirach Strategic Balance Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics match the Sirach Bond Portfolio.

Sirach Bond Portfolio

The return for the Sirach Bond Portfolio for the twelve months ending October 31, 2000 was 6.57% versus 7.30% for the Lehman Aggregate Index. The Portfolio ended the fiscal year with net assets of $84.7 million.

U.S. economic growth slowed enough over the summer months for the Federal Reserve to leave the Fed Funds rate unchanged at their June, August, and October meetings. Market rates were volatile and ended the quarter at lower levels for intermediate maturities and with little change for longer maturities. The economic

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backdrop for the bond market is positive. However, rates are not likely to drop significantly from current levels without continued evidence of economic growth slowing to a sustainable non-inflationary rate. The Fed continues to warn about the potential for "heightened inflation" citing energy costs and a tight labor market.

Our Current Strategy:

DURATION

The duration target for the Portfolio is 108% of the index. Yields will stay in a relatively narrow trading range until economic growth slows further. In the meantime, news on energy prices, the dollar, and the U.S. labor markets could give us an opportunity to add duration at higher yield levels.

MATURITY STRUCTURE

The yield curve became less inverted during the fourth quarter. At the beginning of the quarter, the two year Treasury yielded 0.50% more than the 30 year. By quarter end the two year yielded only 0.13% more than the 30 year. The change was the result of a downward shift in short to intermediate rates as the markets saw a reduced probability of an increase in Fed Funds.

There is a lively dialogue in the fixed income community about the future of the yield curve. Will the inversion again deepen or are we on the way to a more normal, positively sloped yield curve with longer rates higher than short rates? The key factors that will drive the outcome are the economy, the surplus, and the Fed. A weaker economy, falling budget surplus, fewer Treasury buybacks, and a declining Fed Funds rate would lead to a positively sloped curve. Stable growth at current levels, a continuing surplus, and stable or rising Fed Funds would lead to a more inverted curve. We expect the inversion to persist for at least another quarter before conditions finally allow a shift to a positive curve.

The maturity structure of the Portfolio is very close to that of the index with a slight overweight in the ten to 30 year range. The extra eight percent of duration is a part of the ten to 30 year overweight. The Portfolio will benefit from a decline in longer rates relative to intermediate rates. The next step will be to move to a more bulleted strategy with an emphasis on intermediate rather than long maturities.

SECTOR ALLOCATION

Mortgages became more attractive on a relative yield basis and in September we raised our target from 80% to 90% of the index. At the same time, the target for corporates was increased to 110% of the index to take advantage of wider spreads

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and the increasing probability of a soft landing for the economy. The current target for Treasurys is 100% of the Index. This is a slight reduction but well above our normal allocation and reflects our belief that Treasurys have good value due to declining supply. Late in the quarter, the corporate and mortgage sectors began outperforming Treasurys as yield spreads began to narrow.

Individual corporate bond prices have always been subject to credit developments. This year, the market's response to negative credit news has been severe with price volatility resembling that of the equity markets. A relatively small position in a fully diversified portfolio can have a significant impact on relative performance over a short period.

Please contact us with any questions you may have.


Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Indices
                      -------------------------------------

Blended Balanced Index is a customized index which consists of 60% S&P 500 and 40% the Lehman Aggregate Index.

Dow Jones Industrial Average is a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Lehman Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

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Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Russell 1000 Growth Index is an unmanaged index, comprised of 1,000 stocks of the U.S. companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Growth Index contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

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Growth of a $10,000 Investment

-----------------------------------
    AVERAGE ANNUAL TOTAL RETURN
 FOR PERIOD ENDED OCTOBER 31, 2000
-----------------------------------
   1 Year    5 Years    10 Years
-----------------------------------
   36.47%    21.57%      22.16%
-----------------------------------

                                    [GRAPH]

             SIRACH        RUSSELL     Rus 2000

Oct-90       10,000        10,000       10,000
Oct-91       16,313        16,734       16,653
Oct-92       17,700        17,109       16,593
Oct-93       23,330        21,212       21,184
Oct-94       22,238        21,606       20,989
Oct-95       27,866        26,675       25,309
Oct-96       34,449        31,079       28,680
Oct-97       37,242        37,867       34,752
Oct-98       31,660        32,618       29,244
Oct-99       54,227        44,814       37,806
Oct-00       74,003        58,128       43,916


                         Periods ended on October 31st


+ Beginning with this report, the Portfolio's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2500 Growth Index because the Russell 2000 Growth Index is a more appropriate benchmark for this type of Portfolio.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 8.

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UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

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Growth of a $10,000 Investment

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 2000
-----------------------------------
   1 Year    5 Years      Since
                         12/1/93*
-----------------------------------
   14.69%    21.46%      17.61%
-----------------------------------

                                    [GRAPH]

               SIRACH          S&P

12/1/93        10,000        10,000
 Oct-94         9,742        10,487
 Oct-95        11,625        13,256
 Oct-96        14,476        16,448
 Oct-97        18,943        21,728
 Oct-98        21,112        26,508
 Oct-99        26,791        33,313
 Oct-00        30,727        35,341


                         Periods ended on October 31st


**   Beginning of operations. Index comparisons begin on 11/30/93.
** If the adviser and and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 8.

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UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

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Growth of a $10,000 Investment

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 2000
-----------------------------------
   1 Year    5 Years      Since
                         12/1/93*
-----------------------------------
   11.07%    14.61%      12.48%
-----------------------------------

                                    [GRAPH]

               SIRACH          S&P         LEHMAN        BL LEH

12/1/93        10,000        10,000        10,000        10,000
 Oct-94         9,578        10,487         9,716        10,176
 Oct-95        11,408        13,256        11,237        12,422
 Oct-96        13,134        16,448        11,892        14,477
 Oct-97        15,863        21,728        12,952        17,748
 Oct-98        17,549        26,508        14,160        20,845
 Oct-99        20,312        33,313        14,235        24,012
 Oct-00        22,560        35,341        15,274        25,658


                         Periods ended on October 31st


**   Beginning of operations. Index comparisons begin on 11/30/93.

** If the adviser and and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on pages 7 and 8.

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UAM FUNDS                                                  SIRACH BOND PORTFOLIO

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Growth of a $10,000 Investment

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 2000
-----------------------------------
       1 Year           Since
                      11/03/97*
-----------------------------------
       6.57%            5.28%
-----------------------------------

                                    [GRAPH]

               Sirach      Lehman Agg    GOVT/CREDIT

11/3/97        10,000        10,000        10,000
 Oct-98        10,884        10,932        11,027
 Oct-99        10,947        10,990        10,954
 Oct-00        11,666        11,792        11,733


                         Periods ended on October 31st

 *   Beginning of operations. Index comparisons begin on 10/31/97.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on pages 7 and 8.

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UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

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Growth of a $10,000 Investment

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURN**
 FOR PERIOD ENDED OCTOBER 31, 2000
-----------------------------------
       1 Year           Since
                       7/1/96*
-----------------------------------
       7.62%            19.85%
-----------------------------------

                                    [GRAPH]

              SIRACH          S&P

7/1/96        10,000        10,000
Oct-96        10,980        10,593
Oct-97        14,091        13,993
Oct-98        16,153        17,071
Oct-98        20,380        21,454
Oct-00        21,933        22,760


                         Periods ended on October 31st

 *   Beginning of operations. Index comparisons begin on 6/30/96.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative index on page 8.

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UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 95.9%

                                                            Shares       Value
                                                          ----------  ----------
AEROSPACE/DEFENSE -- 0.9%
  Aeroflex* ...........................................      33,000   $1,963,500
                                                                      ----------
AIRLINES -- 0.7%
  Skywest .............................................      30,950    1,562,008
                                                                      ----------
BANKS -- 0.7%
  Dime Bancorp ........................................      63,100    1,542,006
                                                                      ----------
BEVERAGES -- 1.2%
  Suiza Foods* ........................................      56,800    2,630,550
                                                                      ----------
BIO/SPECIALTY PHARMACEUTICAL -- 7.4%
  Alkermes* ...........................................      22,600      836,906
  Cell Genesys* .......................................      50,000    1,153,125
  Cephalon* ...........................................      42,600    2,280,431
  Ciphergen Biosystems* ...............................       6,300      195,300
  COR Therapeutics* ...................................      78,000    4,404,562
  Inhale Therapeutic Systems* .........................      34,400    1,711,400
  Neurocrine Biosciences* .............................      87,100    3,375,125
  Noven Pharmaceuticals* ..............................      25,000    1,114,062
  QLT PhotoTherapeutics* ..............................      18,500      920,086
                                                                      ----------
                                                                      15,990,997
                                                                      ----------
COMMUNICATION EQUIPMENT -- 5.3%
  L-3 Communications Holdings* ........................      31,000    2,044,062
  Natural Microsystems* ...............................      16,800      759,150
  Polycom* ............................................      49,500    3,217,500
  Powerwave Technologies* .............................      40,700    1,961,231
  Remec* ..............................................      75,000    2,235,938
  Tekelec* ............................................      35,100    1,292,119
                                                                      ----------
                                                                      11,510,000
                                                                      ----------
COMPUTER/INTERNET RELATED -- 2.6%
  Infospace.com* ......................................     123,305    2,481,513
  Internap Network Services* ..........................      72,000    1,147,500
  Interwoven* .........................................      20,800    2,095,600
                                                                      ----------
                                                                       5,724,613
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Shares        Value
                                                      ------------  ------------
COMPUTER RELATED -- 2.1%
  Digitas* ..........................................     133,500   $  1,593,656
  Extreme Networks* .................................      26,400      2,189,550
  PC Connection* ....................................      28,600        779,797
                                                                    ------------
                                                                       4,563,003
                                                                    ------------
COMPUTER SOFTWARE/SERVICES -- 10.2%
  Aremissoft ........................................      65,000      2,778,750
  Business Objects ADR* .............................      17,400      1,370,794
  Carreker* .........................................      56,000      1,036,000
  Descartes Systems Group* ..........................      60,600      2,454,300
  Documentum* .......................................      12,400      1,054,000
  Intranet Solutions*................................      79,600      3,698,912
  Micromuse* ........................................      10,400      1,764,750
  National Instruments* .............................      53,600      2,500,775
  NETIQ* ............................................      32,000      2,756,000
  Pivotal* ..........................................      24,300      1,485,337
  Zoran* ............................................      21,900      1,097,738
                                                                    ------------
                                                                      21,997,356
                                                                    ------------
CONSTRUCTION -- 0.6%
  Quanta Services* ..................................      39,050      1,212,991
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.6%
  Vicor* ............................................      66,000      3,564,000
                                                                    ------------
ELECTRONICS -- 5.4%
  American Superconductor* ..........................      58,200      2,779,050
  Anaren Microwave* .................................      22,950      2,386,800
  Cypress Semiconductor* ............................      49,400      1,849,412
  Frequency Electronics .............................      84,900      1,901,760
  Macromedia* .......................................      16,200      1,249,931
  SIPEX* ............................................      38,500      1,515,938
                                                                    ------------
                                                                      11,682,891
                                                                    ------------
ENVIRONMENTAL -- 2.3%
  Tetra Tech* .......................................      34,800      1,209,300
  Waste Connections* ................................     146,000      3,732,125
                                                                    ------------
                                                                       4,941,425
                                                                    ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                           Shares       Value
                                                        ----------- ------------
EXPLORATION/DRILLING -- 2.2%
  Pride International* ..............................      72,900   $  1,845,281
  Santa Fe International ............................      78,900      2,879,850
                                                                    ------------
                                                                       4,725,131
                                                                    ------------
FINANCIAL SERVICES -- 3.2%
  AmeriCredit* ......................................      88,500      2,378,437
  Investors Financial Services ......................       7,300        523,319
  Metris* ...........................................      32,300      1,045,712
  The PMI Group .....................................      39,100      2,888,512
                                                                    ------------
                                                                       6,835,980
                                                                    ------------

FOOD RETAILERS -- 0.4%
  California Pizza Kitchen* .........................      25,000        875,000
                                                                    ------------
INSURANCE COMPANIES -- 5.9%
  A J Gallagher .....................................      25,000      1,578,125
  Ace ...............................................      85,200      3,344,100
  AMBAC Financial Group .............................      39,600      3,160,575
  Everest Re Group ..................................      78,100      4,578,612
                                                                    ------------
                                                                      12,661,412
                                                                    ------------
LEISURE TIME -- 1.9%
  Pinnacle Entertainment* ...........................      84,600      1,929,937
  Topps* ............................................     150,000      1,354,688
  Tweeter Home Entertainment Group* .................      33,200        798,875
                                                                    ------------
                                                                       4,083,500
                                                                    ------------
MACHINERY/EQUIPMENT -- 1.1%
  Newport ...........................................      12,000      1,370,437
  Veeco Instruments* ................................      15,800      1,046,009
                                                                    ------------
                                                                       2,416,446
                                                                    ------------
MANUFACTURING SPECIALTY -- 1.8%
  Diebold ...........................................      82,200      2,137,200
  Teleflex ..........................................      52,400      1,811,075
                                                                    ------------
                                                                       3,948,275
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares         Value
                                                        -----------  -----------
MEDIA-TV/RADIO/CABLE -- 1.0%
  Charter Communications* ............................    63,900     $ 1,246,050
  Macrovision*  ......................................    14,100       1,027,538
                                                                     -----------
                                                                       2,273,588
                                                                     -----------
MEDICAL PRODUCTS/SUPPLIES -- 2.6%
  PolyMedica* ........................................    42,000       2,415,000
  Respironics* .......................................   158,300       3,106,637
                                                                     -----------
                                                                       5,521,637
                                                                     -----------
MEDICAL SERVICES -- 9.9%
  Caremark Rx* .......................................   241,600       3,020,000
  Express Scripts, Cl A* .............................    26,500       1,780,469
  LifePoint Hospitals* ...............................    69,300       2,685,375
  Orthodontic Centers of America* ....................    69,400       2,316,225
  Oxford Health Plans* ...............................   100,450       3,387,048
  Province Healthcare* ...............................   151,800       6,385,087
  Quest Diagnostics*  ................................    19,000       1,828,750
                                                                     -----------
                                                                      21,402,954
                                                                     -----------
OIL-SERVICES -- 0.6%
  Global Industries* .................................   113,300       1,193,191
                                                                     -----------
PHARMACEUTICALS -- 5.5%
  Cell Therapeutics* .................................    24,000       1,605,375
  Ivax ...............................................    62,000       2,697,000
  King Pharmaceuticals* ..............................    50,000       2,240,625
  SICOR* .............................................   175,500       2,248,594
  Teva Pharmaceuticals ADR  ..........................    53,900       3,186,838
                                                                     -----------
                                                                      11,978,432
                                                                     -----------
RESTAURANTS -- 2.7%
  CEC Entertainment* ..................................   67,950       2,165,906
  Darden Restaurants ..................................   41,200         927,000
  Outback Steakhouse* .................................   92,900       2,647,650
                                                                     -----------
                                                                       5,740,556
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares         Value
                                                        -----------  -----------
RETAIL-DISCOUNT -- 0.8%
     Factory 2-U Stores* ...........................       51,000    $ 1,628,813
                                                                     -----------
RETAIL-GENERAL -- 1.7%
     Dollar Tree Stores* ...........................       92,850      3,632,756
                                                                     -----------
RETAIL-SPECIALTY -- 2.7%
     Ann Taylor Stores* ............................       25,900        777,000
     Claire's Stores ...............................       44,500        895,563
     Coldwater Creek* ..............................       69,000      2,048,438
     Insight Enterprises* ..........................       65,700      2,135,250
                                                                     -----------
                                                                       5,856,251
                                                                     -----------
SEMICONDUCTORS -- 7.8%
  Galileo Technology* ..............................       95,300      2,585,013
  Integrated Device Technology* ....................       72,700      4,093,919
  Integrated Silicon Solutions* ....................      124,400      1,663,850
  International Rectifier* .........................       23,700      1,057,613
  Microchip Technology* ............................       48,100      1,522,666
  Microsemi* .......................................       52,500      2,100,000
  OAK Technology* ..................................       95,500      2,679,969
  Pixelworks* ......................................       32,300      1,075,994
                                                                     -----------
                                                                      16,779,024
                                                                     -----------
TELECOMM-CELLULAR WIRELESS -- 1.1%
  Vyyo* ............................................      109,900      2,431,538
                                                                     -----------
TRUCKING/SHIPPING -- 2.0%
  Expeditors International of Washington ...........       56,400      2,916,938
  Forward Air* .....................................       32,000      1,316,000
                                                                     -----------
                                                                       4,232,938
                                                                     -----------
  TOTAL COMMON STOCKS
    (Cost $176,013,869) ............................                 207,102,762
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 3.5%

                                                            Face
                                                           Amount       Value
                                                          ---------  -----------
REPURCHASE AGREEMENT -- 3.5%
  Chase Securities, Inc. 6.35%, dated 10/31/00,
     due 11/01/00, to be repurchased at $7,526,327
     collateralized by $5,636,406 of various
     U.S. Treasury Obligations valued at
     $7,525,147 (Cost $7,525,000) ...................... $7,525,000 $  7,525,000
                                                                    ------------
  TOTAL INVESTMENTS -- 99.4%
     (Cost $183,538,869)(a) ............................             214,627,762
                                                                    ------------
  OTHER ASSETS AND LIABILITIES, NET -- 0.6% ............               1,282,604
                                                                    ------------
  TOTAL NET ASSETS -- 100.0% ...........................            $215,910,366
                                                                    ============

   *  Non-Income Producing Security
 ADR  American Depository Receipt
  Cl  Class
 (a) The cost for federal income tax purposes was $183,606,217. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $31,021,545. This consisted of aggregate gross unrealized appreciation for all securities of $46,676,072 and aggregate gross unrealized depreciation for all securities of $ 15,654,527.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              SIRACH GROWTH PORTFOLIO
                                                       OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 96.2%

                                                                  Shares         Value
                                                              ------------   ------------
AUTO & TRUCK MANUFACTURERS -- 1.5%
     Harley-Davidson ..........................................     21,300   $  1,026,394
                                                                             ------------
BANKS -- 2.9%
     Northern Trust ...........................................     13,800      1,176,881
     Wells Fargo ..............................................     16,800        778,050
                                                                             ------------
                                                                                1,954,931
                                                                             ------------
BEVERAGES -- 1.7%
     Pepsico ..................................................     23,000      1,114,062
                                                                             ------------
BIO/SPECIALTY PHARMACEUTICAL -- 2.8%
     Amgen* ...................................................     20,700      1,198,659
     Genentech* ...............................................      8,400        693,000
                                                                             ------------
                                                                                1,891,659
                                                                             ------------
COMMUNICATION EQUIPMENT -- 4.0%
     Corning ..................................................     12,900        986,850
     JDS Uniphase* ............................................      6,200        505,106
     Nokia, Ser A ADR .........................................      7,300        312,075
     Nortel Networks ..........................................     19,400        882,700
                                                                             ------------
                                                                                2,686,731
                                                                             ------------
COMPUTER RELATED -- 12.7%
     Cisco Systems* ...........................................     49,780      2,681,897
     EMC* .....................................................     27,600      2,458,125
     Hewlett-Packard ..........................................     13,200        612,975
     Network Appliance* .......................................      6,000        714,000
     Sun Microsystems* ........................................     18,700      2,072,778
                                                                             ------------
                                                                                8,539,775
                                                                             ------------
COMPUTER SOFTWARE/SERVICES -- 11.9%
     Adobe Systems ............................................     14,800      1,125,725
     BEA Systems* .............................................      7,100        509,425
     Check Point Software Technologies* .......................      5,400        855,225

     I2 Technologies* .........................................      2,300        391,000
     Microsoft* ...............................................     25,970      1,789,495

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              SIRACH GROWTH PORTFOLIO
                                                       OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                 Shares          Value
                                                              ------------   ------------
COMPUTER SOFTWARE/SERVICES -- continued
     Oracle Systems* .........................................      42,100   $  1,389,300
     Paychex .................................................      17,600        997,700
     Siebel Systems* .........................................       9,400        986,413
                                                                             ------------
                                                                                8,044,283
                                                                             ------------
COSMETICS/TOILETRIES -- 1.1%
     Kimberly-Clark ..........................................      11,100        732,600
                                                                             ------------
ELECTRIC POWER -- 1.6%
     AES* ....................................................      18,700      1,056,550
                                                                             ------------
ELECTRICAL EQUIPMENT -- 7.4%
     Emerson Electric ........................................      15,500      1,138,281
     General Electric ........................................      69,600      3,814,950
                                                                             ------------
                                                                                4,953,231
                                                                             ------------
ELECTRONICS -- 1.9%
     Analog Devices* .........................................      10,900        708,500
     Flextronics International* ..............................      15,400        585,200
                                                                             ------------
                                                                                1,293,700
                                                                             ------------
ENTERTAINMENT -- 0.9%
     Viacom* .................................................      10,524        598,553
                                                                             ------------
FINANCIAL SERVICES -- 3.8%
     American Express ........................................      17,000      1,020,000
     Citigroup ...............................................      22,800      1,199,850
     Morgan Stanley Dean Witter ..............................       4,500        361,406
                                                                             ------------
                                                                                2,581,256
                                                                             ------------
FOOD RETAILERS -- 3.4%
     Safeway* ................................................      21,200      1,159,375
     Starbucks* ..............................................      18,050        806,609
     Sysco ...................................................       5,700        297,469
                                                                             ------------
                                                                                2,263,453
                                                                             ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              SIRACH GROWTH PORTFOLIO
                                                       OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                 Shares         Value
INSURANCE COMPANIES -- 7.3%                                  -------------  -------------
     Aflac ..................................................       14,200  $   1,037,488
     American International Group ...........................       14,985      1,468,530
     Hartford Financial Services ............................       13,800      1,027,238
     Marsh & McLennan .......................................       10,600      1,385,950
                                                                            -------------
                                                                                4,919,206
                                                                            -------------
MANUFACTURING-DIVERSIFIED -- 1.9%
     Tyco International .....................................       22,000      1,247,125
                                                                            -------------
MEDIA-TV/RADIO/CABLE -- 1.6%
     Time Warner ............................................       14,000      1,062,740
                                                                            -------------
MEDICAL PRODUCTS -- 6.9%
     Allergan ...............................................        8,800        739,750
     Baxter International ...................................        9,100        747,906
     Johnson & Johnson ......................................        7,900        727,788
     Medtronic ..............................................       23,300      1,265,481
     PE Biosystems Group ....................................        9,700      1,134,900
                                                                            -------------
                                                                                4,615,825
                                                                            -------------
MEDICAL SERVICES -- 3.4%
     HCA ....................................................       12,800        511,200
     Tenet Healthcare* ......................................       28,300      1,112,544
     Unitedhealth Group .....................................        6,400        700,000
                                                                            -------------
                                                                                2,323,744
                                                                            -------------
NATURAL GAS -- 1.6%
     El Paso Energy .........................................       16,900      1,059,419
                                                                            -------------
PHARMACEUTICALS -- 6.2%
     American Home Products .................................       13,700        869,950
     Merck ..................................................        8,680        780,658
     Pfizer .................................................       58,160      2,511,785
                                                                            -------------
                                                                                4,162,393
                                                                            -------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares      Value
                                                         ----------  -----------
PRINTING & PUBLISHING -- 1.5%
     McGraw-Hill Companies ...........................     16,200    $ 1,039,838
                                                                     -----------
RETAIL-DISCOUNT -- 1.2%
     Wal-Mart Stores .................................     18,400        834,900
                                                                     -----------
RETAIL-GENERAL -- 0.9%
     Kohls* ..........................................     11,600        628,575
                                                                     -----------
RETAIL-SPECIALTY -- 1.7%
     Home Depot ......................................     14,260        613,180
     RadioShack ......................................      9,400        560,475
                                                                     -----------
                                                                       1,173,655
                                                                     -----------
SEMICONDUCTORS -- 3.7%
     Intel ...........................................     44,460      1,997,921
     Linear Technology ...............................      7,900        510,044
                                                                     -----------
                                                                       2,507,965
                                                                     -----------
WHOLESALE -- 0.7%
     Costco Wholesale* ...............................     13,430        492,293
                                                                     -----------
     TOTAL COMMON STOCKS
        (Cost $46,758,957) ...........................                64,804,856
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.9%

                                                             Face
                                                            Amount       Value
                                                          ----------  ----------

REPURCHASE AGREEMENT -- 3.9%
  Chase Securities, Inc. 6.35%, dated 10/31/00,
    due 11/01/00, to be repurchased at $2,636,465
    collateralized by $1,974,427 of various U.S. Treasury
    Obligations valued at $2,636,052 (Cost $2,636,000) . $2,636,000 $ 2,636,000
                                                                    -----------
  TOTAL INVESTMENTS -- 100.1%
        (Cost $49,394,957) (a) ..........................            67,440,856
                                                                    -----------
  OTHER ASSETS AND LIABILITIES, NET -- (0.1%) ...........               (64,581)
                                                                    -----------
     TOTAL NET ASSETS -- 100.0% .........................           $67,376,275
                                                                    ===========


   *  Non-Income Producing Security
 ADR  American Depository Receipt
 Ser  Series
 (a) The cost for federal income tax purposes was $49,426,662. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $18,014,194. This consisted of aggregate gross unrealized appreciation for all securities of $19,367,628 and aggregate gross unrealized depreciation for all securities of $1,353,434.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 56.0%

                                                           Shares        Value
                                                         ----------   ----------
AUTO & TRUCK MANUFACTURERS -- 0.8%
  Harley-Davidson ...................................      12,500     $  602,344
                                                                      ----------
BANKS -- 1.8%
  Northern Trust ....................................       9,000        767,531
     Wells Fargo ....................................      10,900        504,806
                                                                      ----------
                                                                       1,272,337
                                                                      ----------
BEVERAGES -- 1.0%
     Pepsico ........................................      14,000        678,125
                                                                      ----------
BIO/SPECIALTY PHARMACEUTICAL -- 1.7%
     Amgen* .........................................      13,400        775,944
     Genentech* .....................................       5,800        478,500
                                                                      ----------
                                                                       1,254,444
                                                                      ----------
COMMUNICATIONS EQUIPMENT -- 2.4%
     Corning ........................................       8,100        619,650
     JDS Uniphase* ..................................       4,200        342,169
     Nokia Ser A ADR ................................       5,000        213,750
     Nortel Networks ................................      12,000        546,000
                                                                      ----------
                                                                       1,721,569
                                                                      ----------
COMPUTER RELATED -- 7.0%
     Cisco Systems* .................................      29,000      1,562,375
     EMC* ...........................................      16,200      1,442,812
     Hewlett-Packard ................................       7,400        343,637
     Network Appliance* .............................       3,600        428,400
     Sun Microsystems* ..............................      11,400      1,263,619
                                                                      ----------
                                                                       5,040,843
                                                                      ----------
COMPUTER SOFTWARE/SERVICES -- 6.8%
     Adobe Systems ..................................       8,800        669,350
     BEA Systems* ...................................       4,300        308,525
     Check Point Software Technologies* .............       3,200        506,800
     I2 Technologies* . .............................       1,400        238,000
     Microsoft* .....................................      16,400      1,130,062


   The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares         Value
                                                        ----------    ----------
COMPUTER SOFTWARE/SERVICES -- continued
  Oracle Systems* ..................................       25,300     $  834,900
  Paychex ..........................................       10,500        595,219
  Siebel Systems* ..................................        6,100        640,119
                                                                      ----------
                                                                       4,922,975
                                                                      ----------
COSMETICS/TOILETRIES -- 0.7%
  Kimberly-Clark ...................................        7,400        488,400
                                                                      ----------
ELECTRIC POWER -- 0.8%
  AES*  ............................................       10,700        604,550
                                                                      ----------
ELECTRICAL EQUIPMENT -- 4.4%
  Emerson Electric .................................       10,200        749,062
  General Electric .................................       44,000      2,411,750
                                                                      ----------
                                                                       3,160,812
                                                                      ----------
ELECTRONICS -- 1.1%
  Analog Devices* ..................................        6,700        435,500
  Flextronics International* .......................        9,600        364,800
                                                                      ----------
                                                                         800,300
                                                                      ----------
ENTERTAINMENT -- 0.5%
  Viacom* ..........................................        6,856        389,935
                                                                      ----------
FINANCIAL SERVICES -- 2.4%
  American Express .................................       11,100        666,000
  Citigroup  .......................................       14,533        764,799
  Morgan Stanley Dean Witter .......................        3,300        265,031
                                                                      ----------
                                                                       1,695,830
                                                                      ----------
FOOD RETAILERS -- 2.0%
  Safeway* .........................................       13,700        749,219
  Starbucks* .......................................       11,000        491,562
  Sysco . ..........................................        3,500        182,656
                                                                      ----------
                                                                       1,423,437
                                                                      ----------
INSURANCE COMPANIES -- 4.4%
  Aflac ............................................        9,100        664,869
  American International Group .....................        9,674        948,052


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                       Shares          Value
                                                     -----------    -----------
INSURANCE COMPANIES -- continued
  Hartford Financial Services ...................          8,500    $   632,719
  Marsh & McLennan ..............................          6,900        902,175
                                                                    -----------
                                                                      3,147,815
                                                                    -----------

MANUFACTURING-DIVERSIFIED -- 1.2%
     Tyco International .........................         14,600        827,637
                                                                    -----------
MEDIA-TV/RADIO/CABLE -- 0.8%
  Time Warner ...................................          7,700        584,507
                                                                    -----------

MEDICAL PRODUCTS/SUPPLIES -- 3.9%
  Allergan ......................................          5,200        437,125
  Baxter International ..........................          5,700        468,469
  Johnson & Johnson .............................          4,500        414,562
  Medtronic .....................................         15,000        814,687
  PE Biosystems Group ...........................          5,800        678,600
                                                                    -----------
                                                                      2,813,443
                                                                    -----------

MEDICAL SERVICES -- 2.1%
  HCA ...........................................          8,000        319,500
  Tenet Healthcare* .............................         17,300        680,106
  Unitedhealth Group ............................          4,600        503,125
                                                                    -----------
                                                                      1,502,731
                                                                    -----------
NATURAL GAS -- 0.9%
  El Paso Energy ................................         10,000        626,875
                                                                    -----------
PHARMACEUTICALS -- 3.6%
  American Home Products ........................          8,200        520,700
  Merck .........................................          5,300        476,669
  Pfizer ........................................         37,300      1,610,894
                                                                    -----------
                                                                      2,608,263
                                                                    -----------
PRINTING & PUBLISHING -- 0.9%
  McGraw-Hill Companies .........................          9,600        616,200
                                                                    -----------
RETAIL-DISCOUNT -- 0.7%
  Wal-Mart Stores ...............................         11,200        508,200
                                                                    -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   SIRACH STRATEGIC BALANCED PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                       Shares         Value
                                                    -----------    -----------

RETAIL-GENERAL -- 0.6%
  Kohl's* .......................................         7,500    $   406,406
                                                                   -----------
RETAIL-SPECIALTY -- 1.0%
  Home Depot ....................................         9,350        402,050
  RadioShack ....................................         5,800        345,825
                                                                   -----------
                                                                       747,875
                                                                   -----------
SEMICONDUCTORS -- 2.1%
  Intel .........................................        25,700      1,154,894
  Linear Technology .............................         5,800        374,463
                                                                   -----------
                                                                     1,529,357
                                                                   -----------

WHOLESALE -- 0.4%
  Costco Wholesale* .............................         8,400        307,913
                                                                   -----------
  TOTAL COMMON STOCKS
    (Cost $29,402,804) ..........................                   40,283,123
                                                                   -----------
CORPORATE BONDS -- 10.9%

                                                        Face
                                                       Amount
                                                     ----------
AUTOMOTIVE -- 0.9%
  Ford
    7.450%, 07/16/31 ............................    $  700,000        644,875
                                                                   -----------
FINANCIAL SERVICES -- 2.0%
  AT&T
    7.000%, 08/15/01 ............................       750,000        750,966
  Lehman Brothers Holdings
    7.000%, 05/15/03 ............................       700,000        694,750
                                                                   -----------
                                                                     1,445,716
                                                                   -----------

INDUSTRIAL -- 4.9%
  America West Airlines
    6.860%, 07/02/04 ............................       414,455        408,359
  American Trans Air
    7.460%, 07/15/04 ............................       756,735        745,830
  Continental Airlines
    8.499%, 05/01/11 ............................       700,000        712,880

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

CORPORATE BONDS - continued

                                                        Face
                                                       Amount           Value
                                                    -----------     -----------
INDUSTRIAL -- continued
  News America Holdings
    7.750%, 12/01/45 .............................  $ 1,050,000     $   909,563
  Yosemite Security Trust I Ser 144A (b)
    8.250%, 11/15/04 .............................      700,000         708,600
                                                                    -----------
                                                                      3,485,232
                                                                    -----------
INSURANCE -- 0.6%
  Conseco
    9.000%, 10/15/06 .............................      700,000         437,500
                                                                    -----------
TELEPHONES & TELECOMMUNICATION -- 0.8%
  Qwest Communications
    0.000%, 02/01/08 (c) .........................      700,000         586,250
                                                                    -----------
UTILITIES -- 1.7%
  System Energy Resources
    7.430%, 01/15/11 .............................      694,189         674,988
  Waterford 3 Fdg-Entergy
    8.090%, 01/02/17 .............................      595,784         565,250
                                                                    -----------
                                                                      1,240,238
                                                                    -----------
  TOTAL CORPORATE BONDS
    (Cost $8,269,949) ............................                    7,839,811
                                                                    -----------
U.S. TREASURY OBLIGATIONS -- 9.8%
  U.S. Treasury Bonds
    7.500%, 11/15/16 .............................      750,000         863,828
    7.125%, 02/15/23 .............................    2,475,000       2,815,263
  U.S. Treasury Notes
    6.250%, 04/30/01 .............................      900,000         899,559
    7.000%, 07/15/06 .............................    1,200,000       1,264,992
    6.125%, 08/15/07 .............................      700,000         709,933
  U.S. Treasury STRIPS
    05/15/12 .....................................    1,000,000         506,680
                                                                    -----------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $7,011,120) ............................                    7,060,255
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   SIRACH STRATEGIC BALANCED PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 6.0%

                                                                            Face
                                                                           Amount          Value
                                                                        ------------   ------------
  Capital Equipment Receivables Trust Ser 1997-1, Cl B
    6.450%, 08/15/02 ................................................   $    850,000   $    840,608
  Citibank Credit Card Master Trust I, Ser 1997-6, Cl A, PO 08/15/06
    08/15/06 ........................................................      1,675,000      1,295,044
  Comed Transitional Funding Trust Ser 1998-1, Cl A
    5.440%, 03/25/07 ................................................        750,000        714,518
  Metris Master Trust, Ser 1997-1, Cl A
    6.870%, 10/20/05 ................................................        600,000        601,212
  Peco Energy Transition Trust Ser 1999-A, Cl A-6
    6.050%, 03/01/09 ................................................        700,000        669,662
  Provident Bank Home Equity Loan Trust, Ser 1997-1, Cl A1
    7.180%,  04/25/13 ...............................................        228,916        227,435
                                                                                       ------------
  TOTAL ASSET-BACKED SECURITIES
    (Cost $4,297,082) ...............................................                     4,348,479
                                                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
  Federal National Mortgage Association
    6.625%, 09/15/09 (Cost $686,689) ................................        725,000        722,281
                                                                                       ------------
GOVERNMENT MORTGAGE PASS-THROUGHS -- 8.1%
  Federal Home Loan Mortgage Gold
    6.500%, 07/01/29 ................................................        666,845        641,418
  Federal National Mortgage Association
    6.500%, 02/01/28 ................................................      1,133,243      1,089,330
  Government National Mortgage Association
    7.000%, 05/15/24 ................................................      1,743,671      1,719,695
    7.000%, 02/15/28 ................................................      1,018,372      1,004,369
    6.000%, 05/20/29 ................................................        667,353        625,850
    8.000%, 06/15/30 ................................................        749,494        761,674
                                                                                       ------------

  TOTAL GOVERNMENT MORTGAGE PASS-THROUGHS
    (Cost $5,756,680) ...............................................                     5,842,336
                                                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
  GE Capital Mortgage Services, Ser 1997-2, Cl 1A2
    6.750%, 03/25/27 ................................................       950,000         931,580
  Prudential Home Mortgage Securities, Ser 1994-1, Cl A6
    6.000%, 02/25/09 ................................................     1,150,000       1,106,645
                                                                                       ------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $2,031,552) ...............................................                     2,038,225
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   SIRACH STRATEGIC BALANCED PORTFOLIO
                                            OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.0%

                                                                             Face
                                                                            Amount          Value
                                                                         -----------     -----------
REPURCHASE AGREEMENT -- 5.0%
  Chase Securities, Inc. 6.35%, dated 10/31/00,
    due 11/01/00, to be repurchased at $3,586,633
    collateralized by $2,686,000 of various U.S. Treasury
    Obligations valued at $3,586,070 (Cost $ 3,586,000).............     $ 3,586,000     $ 3,586,000
                                                                                         -----------
  TOTAL INVESTMENTS -- 99.6%
    (Cost $61,041,876) (a)..........................................                      71,720,510
                                                                                         -----------
  OTHER ASSETS AND LIABILITIES, NET -- 0.4%.........................                         268,386
                                                                                         -----------
  TOTAL NET ASSETS -- 100.0% .......................................                     $71,988,896
                                                                                         ===========

   ADR  American Depository Receipt
    Cl  Class
   Ser  Series
STRIPS  Separately Traded Registered Interest and Principal Securities
   (a) The cost for federal income tax purposes was $61,131,975. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $10,588,535. This consisted of aggregate gross unrealized appreciation for all securities of $11,910,078 and aggregate gross unrealized depreciation for all securities of $1,321,543.
   (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   (c) Step coupon security; interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS - 33.2%

                                                              Face
                                                             Amount          Value
                                                          ------------   ------------
ADVERTISING -- 2.4%
  Clear Channel Communication
    7.875%, 06/15/05 ..................................   $  2,000,000   $  2,017,500
                                                                         ------------
FINANCE -- 5.5%
  International Lease Finance
    5.625%, 04/15/02 ..................................      1,000,000        985,000
  Morgan Stanley Dean Witter
    7.750%, 06/15/05 ..................................      2,150,000      2,194,563
  Spieker Properties REIT
    6.650%, 12/15/00 ..................................      1,515,000      1,513,424
                                                                         ------------
                                                                            4,692,987
                                                                         ------------
INDUSTRIAL -- 10.7%
  America West Airlines
    6.860%, 07/02/04 ..................................       1,361,782     1,341,750
  American Trans Air (b)
    7.460%, 07/15/04 ..................................         756,735       745,830
  News America Holdings
    7.750%, 12/01/45 ..................................       1,746,000     1,512,473
  Northwest Airlines
    8.304%, 09/01/10 ..................................       1,505,426     1,495,987
  US Airways
    8.110%, 02/20/17 ..................................       2,000,000     2,007,540
  Yosemite Security Trust I Ser 144A (b)
    8.250%, 11/15/04 ..................................       1,950,000     1,973,958
                                                                         ------------
                                                                            9,077,538
                                                                         ------------
INSURANCE -- 6.1%
  American Annuity Capital Trust (b)
    7.250%, 09/25/01 ..................................      1,100,000      1,097,822
  Conseco
    9.000%, 10/15/06 ..................................      1,600,000      1,000,000
    6.400%, 06/15/11 (c) ..............................      1,246,000      1,108,940
  Royal & Sun Ser 144A (b)
    8.950%, 10/15/29 ..................................      2,000,000      1,953,440
                                                                         ------------
                                                                            5,160,202
                                                                         ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

CORPORATE BONDS - continued

                                                              Face
                                                             Amount          Value
                                                          -----------    -----------
UTILITIES -- 6.1%
  System Energy Resources
    7.430%, 01/15/11 ...................................  $ 1,373,701    $ 1,335,924
  Utilicorp United
    8.270%, 11/15/21 ...................................    1,750,000      1,660,313
  Waterford 3 Fdg-Entergy
    8.090%, 01/02/17 ...................................    2,277,596      2,160,870
                                                                         -----------
                                                                           5,157,107
                                                                         -----------
YANKEE -- 2.4%
  Metronet Communications
    0.000%, 06/15/08 (c) ...............................    2,500,000      2,025,000
                                                                         -----------
  TOTAL CORPORATE BONDS
    (Cost $29,661,995) .................................                  28,130,334
                                                                         -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 11.5%
  Federal Home Loan Mortgage
    7.500%, 11/01/29 ...................................      335,305        335,094
    7. 500%, 07/01/30 ..................................    2,477,409      2,476,288
  Federal National Mortgage Association Pool
    6.500%, 05/01/09 ...................................      115,646        113,333
  Government National Mortgage Association
        7.000%, 02/15/28 ...............................      254,986        251,479
        7.000%, 08/15/28 ...............................    2,181,271      2,151,278
        7.500%, 07/15/28 ...............................    2,031,646      2,041,283
        7.500%, 07/16/29 ...............................    2,400,000      2,407,152
                                                                         -----------
  TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $9,653,030) ..................................                   9,775,907
                                                                         -----------
GOVERNMENT MORTGAGE PASS-THROUGHS -- 11.3%
  Federal Home Loan Mortgage Gold
    6.500%, 01/01/11 ...................................      602,801        590,365
    6.500%, 07/01/29 ...................................    1,714,743      1,649,360
  Federal National Mortgage Association
    6.500%, 02/01/28 ...................................    1,333,866      1,282,179
    6.500%, 07/01/29 ...................................    1,983,837      1,906,964

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

GOVERNMENT MORTGAGE PASS-THROUGHS - continued

                                                                    Face
                                                                   Amount        Value
                                                                -----------  -------------
  Federal National Mortgage Association Gold
    6.000%, 12/01/17 ........................................   $ 1,076,880  $   1,010,577
  Government National Mortgage Association
    6.500%, 02/15/29 ........................................     1,814,538      1,752,154
    6.000%, 05/20/29 ........................................     1,430,068      1,341,132
                                                                               -----------
  TOTAL GOVERNMENT MORTGAGE PASS-THROUGHS
    (Cost $9,541,929) .......................................                    9,532,731
                                                                               -----------
MORTGAGE PASS-THROUGHS -- 2.1%
  Bear Stearns Mortgage Securities, Ser 1995-1, Cl 1A
    6.460%, 05/25/10 ........................................     1,250,492      1,220,105
  Saxon Mortgage Securities, Ser 1994-9B, Cl 2A
    7.000%, 07/25/09 ........................................       534,408        528,470
                                                                               -----------
  TOTAL MORTGAGE PASS-THROUGHS
    (Cost $1,774,365) .......................................                    1,748,575
                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.7%
  GE Capital Mortgage Services, Ser 1997-2, Cl 1A2
    6.750%, 03/25/27 ........................................     1,586,765      1,555,998
  GMAC Mortgage
    7.800%, 12/25/31 ........................................     1,800,000      1,799,423
  Mellon Residential Funding, Ser 1998-1, Cl A4
    6.500%, 02/25/28 ........................................     1,000,000        921,160
  Prudential Home Mortgage Securities, Ser 1994-1, Cl A6
    6.000%, 02/25/09 ........................................     1,657,000      1,594,531
  Salomon Brothers Mortgage Securities, Ser 1997-LB6, Cl A6
    6.820%, 12/25/27 ........................................     1,500,000      1,478,445
                                                                               -----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $7,419,912) .......................................                    7,349,557
                                                                               -----------
ASSET-BACKED SECURITIES -- 9.9%
  Americredit Auto Trust
    7.050%, 02/12/05 ........................................     2,000,000      2,009,254
  Capital Equipment Receivables Trust Series 1997-1, Cl B
    6.450%, 08/15/02 ........................................       280,000        276,906
  JC Penney Master Credit Card Trust Series E Class A
    5.500%, 06/15/07 ........................................     2,200,000      2,124,122

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - continued

                                                                    Face
                                                                   Amount         Value
                                                                -----------     -----------
  Metris Master Trust, Ser 1997-1, Cl A
    6.870%, 10/20/05 ......................................     $ 1,884,000     $ 1,887,806
  Peco Energy Transition Trust Ser 1999-A Cl A-6
    6.050%, 03/01/09 ......................................       2,015,000       1,927,670
  Provident Bank Home Equity Loan Trust 1996-1 A1
    7.600%, 10/25/12 ......................................          69,937          69,456
  Provident Bank Home Equity Loan Trust, Ser 1997-1, Cl A1
    7.180%, 04/25/13 ......................................          70,392          69,936
                                                                                -----------
  TOTAL ASSET-BACKED SECURITIES
    (Cost $8,301,110) .....................................                       8,365,150
                                                                                -----------
U.S. TREASURY OBLIGATIONS -- 18.1%
  U.S. Treasury Bond
    7.125%, 02/15/23 ......................................       8,900,000      10,123,572
  U.S. Treasury Notes
    7.000%, 07/15/06 ......................................         300,000         316,248
    6.625%, 05/15/07 ......................................       2,400,000       2,498,352
    6.000%, 08/15/09 ......................................                       1,111,418
  U.S. Treasury STRIPS
    05/15/12  .............................................       2,500,000       1,266,700
                                                                                -----------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $15,034,124) ....................................                      15,316,290
                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
 Federal Home Loan Mortgage
    6.875%, 09/15/10 (Cost $1,495,125) ....................       1,500,000       1,518,900
                                                                                -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
                                                          OCTOBER 31, 2000
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.3%

                                                                   Face
                                                                   Amount        Value
                                                                -----------   -----------
REPURCHASE AGREEMENT -- 2.3%
  Chase Securities, Inc. 6.35%, dated 10/31/00,
    due 11/01/00, to be repurchased at $1,968,347
    collateralized by $1,474,079 of various U.S. Treasury
    Obligations valued at $1,968,039 (Cost $1,968,000) ........ $ 1,968,000   $ 1,968,000
                                                                              -----------
  TOTAL INVESTMENTS -- 98.9%
    (Cost $84,849,590) (a) ....................................                83,705,444
                                                                              -----------
  OTHER ASSETS AND LIABILITIES, NET -- 1.1% ...................                   955,598
                                                                              -----------
  TOTAL NET ASSETS -- 100.0% ..................................               $84,661,042
                                                                              ===========

    Cl  Class
   Ser  Series
  REIT  Real Estate Investment Trust
STRIPS  Separately Traded Registered Interest and Principal Securities
   (a) The cost for federal income tax purposes was $84,890,820. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $1,185,376. This consisted of aggregate gross unrealized appreciation for all securities of $616,638 and aggregate gross unrealized depreciation for all securities of $1,802,014.
   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   (c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               SIRACH EQUITY PORTFOLIO
                                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.4%

                                                                Shares         Value
                                                             ------------   ------------
BEVERAGES -- 1.2%
  Pepsico .................................................     17,800      $    862,187
                                                                            ------------
BIO/SPECIALTY PHARMACEUTICAL -- 6.0%
  Amgen* ..................................................     38,650         2,238,077
  Genentech*  .............................................     26,400         2,178,000
                                                                            ------------
                                                                               4,416,077
                                                                            ------------
COMMUNICATIONS EQUIPMENT -- 5.8%
  Corning  ................................................     10,050           768,825
  JDS Uniphase*  ..........................................      9,655           786,279
  Nokia, Ser A ADR ........................................     30,700         1,312,425
  Nortel Networks .........................................     30,950         1,408,225
                                                                            ------------
                                                                               4,275,754
                                                                            ------------
COMPUTER RELATED -- 16.3%
  Cisco Systems* ..........................................     50,941         2,744,446
  EMC* ....................................................     43,706         3,892,566
  Hewlett Packard .........................................     23,200         1,077,350
  Network Appliance* ......................................     11,100         1,320,900
  Sun Microsystems* .......................................     26,400         2,926,275
                                                                            ------------
                                                                              11,961,537
                                                                            ------------
COMPUTER SOFTWARE/SERVICES -- 17.4%
  Adobe Systems ...........................................     27,800         2,114,537
  BEA Systems* ............................................     15,400         1,104,950
  Check Point Software Technologies* ......................     13,850         2,193,494
  Microsoft* ..............................................     32,590         2,245,655
  Oracle* .................................................     61,700         2,036,100
  Paychex .................................................     16,900           958,019
  Siebel Systems* .........................................     20,500         2,151,219
                                                                            ------------
                                                                              12,803,974
                                                                            ------------
ELECTRIC POWER -- 2.5%
  AES* ....................................................     32,000         1,808,000
                                                                            ------------
ELECTRICAL EQUIPMENT -- 7.6%
  Emerson Electric ........................................     14,900         1,094,219
  General Electric ........................................     81,630         4,474,344
                                                                            ------------
                                                                               5,568,563
                                                                            ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               SIRACH EQUITY PORTFOLIO
                                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                       Shares           Value
                                                     -----------     -----------

ELECTRONICS -- 1.9%
  Analog Devices* .................................     21,800       $ 1,417,000
                                                                     -----------
ENTERTAINMENT -- 2.1%
  Viacom* .........................................     27,884         1,585,902
                                                                     -----------
FINANCIAL SERVICES -- 4.9%
  American Express ................................     39,683         2,380,980
  Citigroup .......................................     23,333         1,227,899
                                                                     -----------
                                                                       3,608,879
                                                                     -----------
FOOD RETAILERS -- 3.9%
  Safeway* ........................................     21,600         1,181,250
  Starbucks* ......................................     37,200         1,662,375
                                                                     -----------
                                                                       2,843,625
                                                                     -----------
INSURANCE COMPANIES -- 4.0%
  American International Group ....................     30,429         2,982,042
                                                                     -----------
MANUFACTURING-DIVERSIFIED -- 2.6%
  Tyco International ..............................     33,750         1,913,203
                                                                     -----------
MEDIA-TV/RADIO/CABLE -- 1.2%
  Time Warner .....................................     11,198           850,040
                                                                     -----------
MEDICAL PRODUCTS -- 4.3%
  Medtronic .......................................      1,982         1,737,022
  PE Biosystems Group .............................     12,400         1,450,800
                                                                     -----------
                                                                       3,187,822
                                                                     -----------
MEDICAL SERVICES -- 1.2%
  HCA .............................................     21,550           860,653
                                                                     -----------
PHARMACEUTICALS -- 8.8%
  American Home Products ..........................     23,600         1,498,600
  Merck ...........................................     20,231         1,819,526
  Pfizer ..........................................     73,150         3,159,166
                                                                     -----------
                                                                       6,477,292
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               SIRACH EQUITY PORTFOLIO
                                                        OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                 Shares         Value
                                                             -------------  -------------
RETAIL-DISCOUNT -- 1.7%
  Wal-Mart Stores ........................................       26,800     $   1,216,050
                                                                            -------------
RETAIL-SPECIALTY -- 1.4%
  Home Depot .............................................       24,671         1,060,853
                                                                            -------------
SEMICONDUCTORS -- 2.8%
  Intel ..................................................       45,406         2,040,432
                                                                            -------------
WHOLESALERS -- 1.8%
  Costco Wholesale* ......................................       35,140         1,288,101
                                                                            -------------
  TOTAL COMMON STOCKS
    (Cost $56,964,611) ...................................                     73,027,986
                                                                            -------------

SHORT-TERM INVESTMENT -- 0.8%

                                                                  Face
                                                                 Amount
                                                             -------------
REPURCHASE AGREEMENT -- 0.8%
  Chase Securities, Inc. 6.35%, dated 10/31/00,
    due 11/01/00, to be repurchased at $573,101
    collateralized by $429,191 of various U.S. Treasury
    Obligations valued at $573,011 (Cost $573,000) .......  $    573,000          573,000
                                                                            -------------
  TOTAL INVESTMENTS -- 100.2%
    (Cost $57,537,611) (a) ...............................                     73,600,986
                                                                            -------------
  OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                                    (110,448)
                                                                            -------------
  TOTAL NET ASSETS -- 100.0% .............................                  $  73,490,538
                                                                            =============

   *  Non-Income Producing Security
 ADR  American Depository Receipt
 Ser  Series
 (a) The cost for federal income tax purposes was $57,553,351. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $16,047,635. This consisted of aggregate gross unrealized appreciation for all securities of $18,233,540 and aggregate gross unrealized depreciation for all securities of $2,185,905.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     SIRACH PORTFOLIOS
                                                              OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                            Sirach                           Sirach
                                            Special           Sirach       Strategic        Sirach         Sirach
                                             Equity           Growth        Balanced         Bond          Equity
                                            Portfolio        Portfolio      Portfolio      Portfolio      Portfolio
                                           ------------    ------------    -----------    -----------    -----------
Assets
Investments, at Cost ..................    $183,538,869     $49,394,957    $61,041,876    $84,849,590    $57,537,611
                                           ============    ============   ============    ===========    ===========
Investments, at Value -- Note A .......    $214,627,762     $67,440,856    $71,720,510    $83,705,444    $73,600,986
Cash ..................................               7             313            244            545            220
Receivable for Investments Sold .......       1,404,523              --             --      2,010,400             --
Dividends and Interest Receivable .....           9,927           9,477        356,546      1,087,037          5,970
Receivable for Portfolio Shares Sold ..         549,458           4,576         16,739          1,944            390
Other Assets ..........................          11,992           7,619          5,084          6,330          6,703
                                           ------------    ------------    -----------    -----------    -----------
     Total Assets .....................     216,603,669      67,462,841     72,099,123     86,811,700     73,614,269
                                           ------------    ------------    -----------    -----------    -----------
Liabilities
Payable for Investments Purchased .....         492,500              --             --      1,953,440             --
Payable for Portfolio Shares Redeemed .          17,503           2,339         23,850        135,204         72,504
Payable for Investment Advisory
     Fees--Note B .....................         126,822          33,311         39,281          8,139         16,400
Payable for Administrative Fees
    -- Note C .........................          23,005          13,931         14,192         15,279         12,953
Payable for Custodian Fees -- Note D ..           5,500           5,000          6,750          3,650          2,500
Payable for Directors' Fees -- Note F .             850           1,250            850          1,550            850
Other Liabilities .....................          27,123          30,735         25,304         33,396         18,524
                                           ------------    ------------    -----------    -----------    -----------
Total Liabilities .....................         693,303          86,566        110,227      2,150,658        123,731
                                           ------------    ------------    -----------    -----------    -----------
Net Assets ............................    $215,910,366     $67,376,275    $71,988,896    $84,661,042    $73,490,538
                                           ============    ============    ===========    ===========    ===========
Net Assets Consist of:
Paid in Capital .......................     115,131,403      39,836,171     56,407,178     87,587,379     53,609,026
Undistributed Net Investment Income ...              --              --        169,189        515,965             --
Accumulated Net Realized Gain
     (Loss) ...........................      69,690,070       9,494,205      4,733,895     (2,298,156)     3,818,137
Unrealized Appreciation (Depreciation).      31,088,893      18,045,899     10,678,634     (1,144,146)    16,063,375
                                           ------------    ------------    -----------    -----------    -----------
Net Assets ............................    $215,910,366     $67,376,275    $71,988,896    $84,661,042    $73,490,538
                                           ============    ============    ===========    ===========    ===========
Institutional Class Shares
Shares Issued and Outstanding ($0.001
     par value)+ ......................      16,366,187       6,092,498      6,210,110      8,742,476      4,218,856
Net Asset Value, Offering and
     Redemption Price Per Share .......          $13.19          $11.06         $11.59          $9.68         $17.42
                                           ============    ============    ===========    ===========    ===========


+  Authorized Institutional Class Shares

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                        Sirach                            Sirach
                                        Special          Sirach          Strategic     Sirach          Sirach
                                         Equity          Growth          Balanced       Bond           Equity
                                        Portfolio       Portfolio        Portfolio    Portfolio       Portfolio
                                       -----------     -----------      ----------    ----------      -----------
Investment Income
Dividends .......................      $   320,033     $   334,688      $  193,185    $        --     $   225,701
Interest ........................          599,376         153,596       2,036,319      5,223,531          80,717
Less: Foreign Taxes Withheld ....           (2,936)           (800)           (497)            --            (685)
                                       -----------     -----------      ----------    -----------     -----------
   Total Income .................          916,473         487,484       2,229,007      5,223,531         305,733
                                       -----------     -----------      ----------    -----------     -----------
Expenses
Investment Advisory Fees - Note B        1,650,624         495,228         485,110        263,013         425,545
Administrative Fees - Note C ....          265,476         170,947         154,412        165,195         132,149
Custodian Fees - Note D .........           24,929          18,414          20,103         13,072          11,058
Distribution and Service
   Plan Fees - Note E ...........               --          20,365              --          2,168              --
Directors' Fees - Note F ........            6,784           5,560           4,356          5,834           4,360
Shareholder Servicing Fees Note G           17,191          46,081           7,720         97,528          71,762
Audit Fees ......................           23,616          17,988          16,474         17,427          12,861
Legal Fees ......................           10,484           4,253           3,506          4,574           3,935
Printing Fees ...................           15,936          18,237          12,080         17,764           9,670
Registration and Filing Fees ....           20,807          26,365          24,792         31,249          26,802
Other Expenses ..................           40,149          17,712          15,503         15,605          11,874
Investment Advisory Fees
   Waived - Note B ..............               --              --              --       (250,480)       (115,601)
                                       -----------     -----------      ----------    -----------     -----------
   Net Expenses Before
     Expense Offset .............        2,075,996         841,150         744,056        382,949         594,415
                                       -----------     -----------      ----------    -----------     -----------
Expense Offset - Note A .........          (14,208)         (2,632)         (1,936)        (4,859)         (4,536)
                                       -----------     -----------      ----------    -----------     -----------
   Net Expenses After
     Expense Offset .............        2,061,788         838,518         742,120        378,090         589,879
                                       -----------     -----------      ----------    -----------     -----------
Net Investment Income (Loss) ....       (1,145,315)       (351,034)      1,486,887      4,845,441        (284,146)
                                       -----------     -----------      ----------    -----------     -----------
Net Realized Gain (Loss) on
   Investments ..................       71,497,420       9,577,539       4,842,394       (304,322)      3,873,485
                                       -----------     -----------      ----------    -----------     -----------
Net Change in Unrealized
   Appreciation (Depreciation) ..       (2,828,976)      1,073,027       1,438,310        399,271      (3,569,025)
                                       -----------     -----------      ----------    -----------     -----------
Net Gain on Investments .........       68,668,444      10,650,566       6,280,704         94,949         304,460
                                       -----------     -----------      ----------    -----------     -----------
Net Increase in Net Assets
   Resulting from Operations ....      $67,523,129     $10,299,532      $7,767,591    $ 4,940,390     $    20,314
                                       ===========     ===========      ==========    ===========     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year            Year
                                                                            Ended           Ended
                                                                         October 31,      October 31,
                                                                            2000             1999
                                                                       -------------    -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss .............................................   $  (1,145,315)   $    (958,306)
   Net Realized Gain ...............................................      71,497,420       61,895,949
   Net Change in  Unrealized Appreciation (Depreciation) ...........      (2,828,976)      31,095,775
                                                                       -------------    -------------
   Net Increase in Net Assets
     Resulting from Operations .....................................      67,523,129       92,033,418
                                                                       -------------    -------------
Distributions:
   Net Realized Gain
     Institutional Class ...........................................     (61,215,125)     (37,292,958)
     Institutional Service Class ...................................              --         (487,901)
                                                                       -------------    -------------
        Total Distributors .........................................     (61,215,125)     (37,780,859)
                                                                       -------------    -------------
Capital Share Transactions (Note K):
   Institutional Class
     Issued ........................................................      69,126,222      141,465,705
     In Lieu of Cash Distributions .................................      60,027,420       35,600,228
     Redeemed ......................................................    (103,928,760)    (200,771,993)
                                                                       -------------    -------------
     Net Increase (Decrease) from Institutional Class Shares .......      25,224,882      (23,706,060)
                                                                       -------------    -------------
   Institutional Service Class:
     Issued ........................................................              --        1,224,077
     In Lieu of Cash Distributions .................................              --          487,834
     Redeemed ......................................................              --       (4,211,425)
                                                                       -------------    -------------
     Net Decrease from Institutional Service
          Class Shares .............................................              --       (2,499,514)
                                                                       -------------    -------------
     Net Increase (Decrease) from Capital Share Transactions .......      25,224,882      (26,205,574)
                                                                       =============    =============
        Total Increase .............................................      31,532,886       28,046,985
Net Assets:
   Beginning of Period .............................................     184,377,480      156,330,495
                                                                       -------------    -------------
   End of Period (including undistributed net investment
     income of $0 and $0, respectively)  ...........................   $ 215,910,366    $ 184,377,480
                                                                       =============    =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year           Year
                                                                        Ended          Ended
                                                                     October 31,    October 31,
                                                                        2000            1999
                                                                   -------------    -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss .........................................   $    (351,034)   $    (338,983)
   Net Realized Gain ...........................................       9,577,539       28,172,352
   Net Change in Unrealized Appreciation (Depreciation) ........       1,073,027       (2,776,815)
                                                                   -------------    -------------
   Net Increase in Net Assets Resulting from
     Operations ................................................      10,299,532       25,056,554
                                                                   -------------    -------------
Distributions:
   Net Realized Gain
     Institutional Class .......................................     (24,184,892)     (14,213,845)
     Institutional Service Class ...............................      (3,397,898)      (5,030,560)
                                                                   -------------    -------------
        Total Distributions ....................................     (27,582,790)     (19,244,405)
                                                                   -------------    -------------
Capital Share Transactions (Note K):
   Institutional Class
     Issued ....................................................      21,362,928       21,813,244
     In Lieu of Cash Distributions .............................      18,895,083       11,748,397
     Redeemed ..................................................     (19,897,823)     (60,521,842)
                                                                   -------------    -------------
     Net Increase (Decrease) from Institutional Class Shares ...      20,360,188      (26,960,201)
                                                                   -------------    -------------
   Institutional Service Class: (1)
     Issued ....................................................       4,022,102        4,671,043
     In Lieu of Cash Distributions .............................       3,397,874        5,030,560
     Redeemed ..................................................     (14,358,772)     (30,171,884)
                                                                   -------------    -------------
     Net Decrease from Institutional Service Class Shares ......      (6,938,796)     (20,470,281)
                                                                   -------------    -------------
     Net Increase (Decrease) from Capital Share Transactions ...      13,421,392      (47,430,482)
                                                                   =============    =============
        Total Decrease .........................................      (3,861,866)     (41,618,333)
Net Assets:
   Beginning of Period .........................................      71,238,141      112,856,474
                                                                   -------------    -------------
   End of Period (including undistributed net investment
     income of $0 and $0, respectively)  .......................   $  67,376,275    $  71,238,141
                                                                   =============    =============


(1) The Institutional Service Class fully liquidated its assets on August 10, 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year                  Year
                                                                                  Ended                 Ended
                                                                                October 31,           October 31,
                                                                                   2000                  1999
                                                                              --------------        --------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Income ..............................................     $    1,486,887        $    1,565,751
     Net Realized Gain ..................................................          4,842,394            10,326,184
     Net Change in Unrealized Appreciation ..............................          1,438,310                41,036
                                                                              --------------        --------------
     Net Increase in Net Assets Resulting
        from Operations .................................................          7,767,591            11,932,971
                                                                              --------------        --------------
Distributions:
     Net Investment Income:
        Institutional Class .............................................         (1,569,838)           (1,585,268)
        Institutional Service Class .....................................                 --                    --
     Net Realized Gain
        Institutional Class .............................................        (10,303,714)           (4,945,196)
        Institutional Service Class .....................................                 --                    --
                                                                              --------------        --------------
          Total Distributions ...........................................        (11,873,552)           (6,530,464)
                                                                              --------------        --------------
Capital Share Transactions (Note K):
     Institutional Class
        Issued ..........................................................         11,229,225            10,714,191
        In Lieu of Cash Distributions ...................................         11,754,270             6,140,060
        Redeemed ........................................................        (17,902,776)          (35,749,126)
                                                                              --------------        --------------
        Net Increase (Decrease) from Institutional Class Shares .........          5,080,719           (18,894,875)
                                                                              --------------        --------------
     Institutional Service Class
        Issued ..........................................................                 --                27,431
        In Lieu of Cash Distributions ...................................                 --                    --
        Redeemed ........................................................                 --              (397,310)
                                                                              --------------        --------------
        Net Decrease from Institutional Service Class Shares ............                 --              (369,879)
                                                                              --------------        --------------
        Net Increase (Decrease) from Capital Share Transactions .........          5,080,719           (19,264,754)
                                                                              ==============        ==============
          Total Increase (Decrease) .....................................            974,758           (13,862,247)
Net Assets:
     Beginning of Period ................................................         71,014,138            84,876,385
                                                                              --------------        --------------
     End of Period (including undistributed net investment
        income of $169,189 and $252,551, respectively) ..................     $   71,988,896        $   71,014,138
                                                                              ==============        ==============



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year                  Year
                                                                                  Ended                 Ended
                                                                                October 31,           October 31,
                                                                                   2000                  1999
                                                                              --------------        --------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ..................................................    $    4,845,441        $    4,103,593
  Net Realized Loss ......................................................          (304,322)           (1,972,415)
  Net Change in Unrealized Appreciation (Depreciation) ...................           399,271            (1,842,147)
                                                                              --------------        --------------
  Net Increase in Net Assets Resulting
    from Operations ......................................................         4,940,390               289,031
                                                                              --------------        --------------
Distributions:
  Net Investment Income
    Institutional Class ..................................................        (4,763,994)           (3,961,280)
    Institutional Service Class ..........................................           (59,969)              (67,732)
  Net Realized Gain
    Institutional Class ..................................................                --              (695,927)
    Institutional Service Class ..........................................                --               (13,429)
                                                                              --------------        --------------
      Total Distributions ................................................        (4,823,963)           (4,738,368)
                                                                              --------------        --------------
Capital Share Transactions (Note K):
  Institutional Class:
    Issued ...............................................................        29,787,985            27,018,797
    Value from shares issued in connection with acquisition of
      Common Trust Fund Assets (Note L) ..................................         7,124,850                    --
    In Lieu of Cash Distributions ........................................         4,758,553             4,650,384
    Redeemed .............................................................       (21,995,029)          (25,863,822)
                                                                              --------------        --------------
    Net Increase from Institutional Class Shares .........................        19,676,359             5,805,359
                                                                              --------------        --------------
  Institutional Service Class: (1)
    Issued ...............................................................           535,015               157,880
    In Lieu of Cash Distributions ........................................            43,472                81,159
    Redeemed .............................................................        (1,525,731)             (262,516)
                                                                              --------------        --------------
    Net Decrease from Institutional Service
      Class Shares .......................................................          (947,244)              (23,477)
                                                                              --------------        --------------
    Net Increase from Capital Share Transactions .........................        18,729,115             5,781,882
                                                                              ==============        ==============
      Total Increase .....................................................        18,845,542             1,332,545

Net Assets:
  Beginning of Period ....................................................        65,815,500            64,482,955
                                                                              --------------        --------------
  End of Period (including undistributed net investment
    income of $515,965 and $494,487, respectively) .......................    $   84,661,042        $   65,815,500
                                                                              ==============        ==============

(1) The Institutional Service Class fully liquidated its assets on July 6, 2000.




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year                  Year
                                                                                  Ended                 Ended
                                                                                October 31,           October 31,
                                                                                   2000                  1999
                                                                              --------------        --------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Loss .....................................................   $     (284,146)       $      (95,052)
  Net Realized Gain .......................................................        3,873,485             7,869,748
  Net Change in Unrealized Appreciation (Depreciation) ....................       (3,569,025)            1,779,494
                                                                              --------------        --------------
  Net Increase in Net Assets Resulting from Operations ....................           20,314             9,554,190
                                                                              --------------        --------------
Distributions:
  Net Investment Income ...................................................               --                    --
  Net Realized Gain .......................................................       (7,731,144)             (643,144)
                                                                              --------------        --------------
      Total Distributions .................................................       (7,731,144)             (643,144)
                                                                              --------------        --------------
Capital Share Transactions (Note K):
    Issued ................................................................       23,991,506             8,567,492
    Value from shares issued in connection with acquisition of
      Common Trust Fund Assets (Note L) ...................................       26,900,602                    --
    In Lieu of Cash Distributions .........................................        7,629,109               640,668
    Redeemed ..............................................................      (20,445,460)          (12,932,534)
                                                                              --------------        --------------
    Net Increase (Decrease) from Capital Share Transactions ...............       38,075,757            (3,724,374)
                                                                              ==============        ==============
     Total Increase .......................................................       30,364,927             5,186,672
Net Assets:
  Beginning of Period .....................................................       43,125,611            37,938,939
                                                                              --------------        --------------
  End of Period (including undistributed net investment
    income of $0 and $0, respectively) ....................................   $   73,490,538        $   43,125,611
                                                                              ==============        ==============



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                   Institutional Class
                                                                   Years End October 31,
                                     ------------------------------------------------------------------------------
                                          2000            1999            1998           1997            1996
                                     --------------  --------------  --------------  -------------  ---------------
Net Asset Value, Beginning
  of Period ......................   $        13.36  $        10.09  $        14.95  $       17.98  $         18.80
                                     --------------  --------------  --------------  -------------  ---------------
Income from Investment
  Operations
Net Investment Loss ..............            (0.07)          (0.07)          (0.10)         (0.09)          (0. 06)
Net Realized and Unrealized
  Gain (Loss) ....................             4.40            5.85           (1.90)          0.98             3.51
                                     --------------  --------------  --------------  -------------  ---------------
Total from Investment
  Operations .....................             4.33            5.78           (2.00)          0.89             3.45
                                     --------------  --------------  --------------  -------------  ---------------
Distributions:
  Net Investment Income ..........               --              --              --             --            (0.03)
  Net Realized Gain ..............            (4.50)          (2.51)          (2.86)         (3.92)           (4.24)
                                     --------------  --------------  --------------  -------------  ---------------
 Total Distributions .............            (4.50)          (2.51)          (2.86)         (3.92)           (4.27)
                                     --------------  --------------  --------------  -------------  ---------------
Net Asset Value, End of
  Period .........................   $        13.19  $        13.36  $        10.09  $       14.95  $         17.98
                                     ==============  ==============  ==============  =============  ===============
Total Return .....................            36.47%          71.28%         (14.99)%         8.11%           23.62%
                                     ==============  ==============  ==============  =============  ===============

Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ....................   $      215,910  $      184,377  $      154,373  $     368,430  $       441,326
Ratio of Expenses to
  Average Net Assets .............             0.88%           0.94%           0.92%          0.89%            0.87%
Ratio of Net Investment
  Loss to Average
  Net Assets .....................            (0.49)%         (0.57)%         (0.61)%        (0.53)%          (0.29)%
Portfolio Turnover Rate ..........              143%            205%            126%           114%             129%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                  Institutional Class
                                                                Years Ended October 31,
                                      ---------------------------------------------------------------------------
                                           2000          1999            1998           1997            1996
                                      -------------  -------------  -------------  --------------  --------------
Net Asset Value, Beginning
  of Period ....................      $       14.63  $       13.76  $       15.44  $        14.01  $        11.35
                                      -------------  -------------  -------------  --------------  --------------
Income from Investment
  Operations
Net Investment Income (Loss) ...              (0.06)         (0.06)          0.02            0.12            0.12
Net Realized and Unrealized
  Gains (Loss) .................               2.00           3.37           1.47            3.55            2.65
                                      -------------  -------------  -------------  --------------  --------------
Total from Investment
  Operations ...................               1.94           3.31           1.49            3.67            2.77
                                      -------------  -------------  -------------  --------------  --------------
Distributions:
  Net Investment Income ........                 --             --          (0.04)          (0.13)          (0.11)
  Net Realized Gain ............              (5.51)         (2.44)         (3.13)          (2.11)             --
                                      -------------  -------------  -------------  --------------  --------------
 Total Distributions ...........              (5.51)         (2.44)         (3.17)          (2.24)          (0.11)
                                      -------------  -------------  -------------  --------------  --------------
Net Asset Value, End of
  Period .......................      $       11.06  $       14.63  $       13.76  $        15.44  $        14.01
                                      =============  =============  =============  ==============  ==============
Total Return ...................              14.69%         26.90%         11.45%          30.86%          24.52%
                                      =============  =============  =============  ==============  ==============

Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ..................      $      67,376  $      62,231  $      84,423  $      132,530  $      128,982
Ratio of Expenses to
  Average Net Assets ...........               1.09%          1.01%          0.91%           0.90%           0.87%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets ...................              (0.44)%        (0.35)%         0.17%           0.84%           0.97%
Portfolio Turnover Rate ........                 71%            90%           103%            138%            151%


The accompanying notes are an integral part of the financial statements.

UAM FUNDS
                                             SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                Institutional Class
                                                               Year Ended October 31,
                                         ------------------------------------------------------------------
                                              2000         1999        1998        1997           1996
                                         -------------  ---------   ----------  -----------  --------------
Net Asset Value, Beginning
   of Period ........................    $       12.32  $   11.56   $    12.44  $     11.99  $        10.75
                                         -------------  ---------   ----------  -----------  --------------
Income from Investment
   Operations
Net Investment Income ...............             0.24       0.25         0.28         0.37            0.36
Net Realized and Unrealized
   Gain .............................             1.05       1.49         0.88         1.81            1.24
                                         -------------  ---------   ----------  -----------  --------------
Total from Investment
   Operations .......................             1.29       1.74         1.16         2.18            1.60
                                         -------------  ---------   ----------  -----------  --------------
Distributions:
   Net Investment Income ............            (0.25)     (0.25)       (0.29)       (0.37)          (0.36)
   Net Realized Gain ................            (1.77)     (0.73)       (1.75)       (1.36)             --
                                         -------------  ---------   ----------  -----------  --------------
 Total Distributions ................            (2.02)     (0.98)       (2.04)       (1.73)          (0.36)
                                         -------------  ---------   ----------  -----------  --------------
Net Asset Value, End of
   Period ...........................    $       11.59  $   12.32   $    11.56  $     12.44   $       11.99
                                         =============  =========   ==========  ===========   =============
Total Return ........................            11.07%     15.74%       10.63%       20.78%          15.13%
                                         =============  =========   ==========  ===========   =============

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ......................    $      71,989  $  71,014   $   84,522  $    86,204   $      83,430
Ratio of Expenses to
   Average Net Assets ...............             1.00%      1.01%        1.01%        0.97%           0.93%
Ratio of Net Investment
   Income to Average
   Net Assets .......................             1.99%      2.00%        2.39%        3.06%           3.04%
Portfolio Turnover Rate .............               68%        83%          87%         128%            172%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                        Institutional Class
                                           ------------------------------------------
                                                                          November 3,
                                                                           1997+ to
                                                                          October 31,
                                                                        -------------
                                               2000           1999           1998
                                           ------------  -------------  -------------
Net Asset Value,
   Beginning of Period .................   $       9.70  $       10.35  $       10.00
                                           ------------  -------------  -------------
Income from Investment
   Operations
Net Investment Income ..................           0.62           0.60           0.59
Net Realized and Unrealized
   Gain (Loss) .........................          (0.01)         (0.54)          0.28
                                           ------------  -------------  -------------
Total from Investment
   Operations ..........................           0.61           0.06           0.87
                                           ------------  -------------  -------------

Distributions:
   Net Investment Income ...............          (0.63)         (0.60)         (0.52)
   Net Realized Gain ...................             --          (0.11)            --
                                           ------------  -------------  -------------
 Total Distributions ...................          (0.63)         (0.71)         (0.52)
                                           ------------  -------------  -------------
Net Asset Value,
   End of Period .......................   $       9.68  $        9.70  $       10.35
                                           ============  =============  =============
Total Return++ .........................           6.57%          0.58%          8.84%**
                                           ============  =============  =============

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .........................   $     84,661   $     64,847  $      63,409
Ratio of Expenses to Average
   Net Assets ..........................           0.50%          0.50%          0.51%*
Ratio of Net Investment Income .........
   to Average Net Assets ...............           6.45%          5.90%          5.95%*
Portfolio Turnover Rate ................            150%           170%           168%

  *  Annualized
 **  Not Annualized
  +  Commencement of Operations
 ++ Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                   Institutional Class
                                                                 Years Ended October 31,
                                       ------------------------------------------------------------------------
                                                                                                  July 1, 1996+
                                                                                                 to October 31,
                                           2000          1999           1998            1997           1996
                                       -----------    -----------    -----------     ----------  --------------
Net Asset Value, Beginning
   of Period .......................   $     19.36    $     15.59    $     13.98     $    10.97     $     10.00
                                       -----------    -----------    -----------     ----------     -----------
Income from Investment
   Operations
Net Investment Gain (Loss) .........         (0.07)         (0.04)         (0.01)          0.03            0.01
Net Realized and
   Unrealized Gain .................          1.65           4.08           2.01           3.06            0.97
                                       -----------   ------------    -----------     ----------     -----------
Total from Investment
   Operations ......................          1.58           4.04           2.00           3.09            0.98
                                       -----------   ------------    -----------     ----------     -----------
Distributions:
   Net Investment Income ...........            --             --          (0.01)         (0.02)          (0.01)
   Net Realized Gain ...............         (3.52)         (0.27)         (0.38)         (0.06)             --
                                       -----------   ------------    -----------     ----------     -----------
 Total Distributions ...............         (3.52)         (0.27)         (0.39)         (0.08)          (0.01)
                                       -----------   ------------    -----------     ----------     -----------
Net Asset Value,
   End of Period ...................   $     17.42   $      19.36    $     15.59     $    13.98     $     10.97
                                       ===========   ============    ===========     ==========     ===========
Total Return++ .....................          7.62%         26.17%         14.63%         28.34%           9.80%**
                                       ===========   ============    ===========     ==========     ===========

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .....................   $    73,491    $    43,125     $   37,939     $   26,169     $     6,410
Ratio of Expenses to
   Average Net Assets ..............          0.90%          0.90%          0.90%          0.90%           1.03%*
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets ..............         (0.43)%        (0.21)%        (0.08)%         0.30%           0.39%*
Portfolio Turnover Rate ............            73%           121%            75%            89%             34%

  *   Annualized
 **   Not Annualized
  +   Commencement of Operations
 ++ Total Return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The Portfolios are authorized to offer two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares. The Sirach Growth Portfolio and the Sirach Bond Portfolio had issued and outstanding Institutional Service Class Shares until August 10, 2000 and July 6, 2000, respectively, at which time the classes were fully liquidated. Both classes of shares had identical voting rights (except Institutional Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

         Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

         Sirach Growth Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.

         Sirach Strategic Balanced Portfolio seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

         Sirach Bond Portfolio seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

         Sirach Equity Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such poli-

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

cies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

         4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

         Permanent book and tax basis differences resulted in reclassifications as follows:

                                 Undistributed      Accumulated
                                 Net Investment     Net Realized      Paid in
Sirach Portfolios                    Income          Gain (Loss)      Capital
-----------------                --------------     ------------    -----------

Special Equity ............        1,145,315         (1,145,315)           --
Growth ....................          351,034                 --      (351,034)
Strategic Balanced ........             (411)               411            --
Bond ......................               --                 --            --
Equity ....................          284,146                 --      (284,146)

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets for the month as follows:

          Sirach Portfolios                                     Rate
          -----------------                                   --------
          Special Equity ....................................  0.70%
          Growth ............................................  0.65%
          Strategic Balanced ................................  0.65%
          Bond ..............................................  0.35%
          Equity ............................................  0.65%

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Bond and the Equity Portfolios' Institutional Class Shares total annual operating expenses, after the effect of expense offset arrangements, from exceeding, 0.50% and 0.90% of average daily net assets, respectively. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center, ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolios pay the Administrator 0.073% per annum of the average daily net assets of the Sirach Special Equity, Growth, Bond and Equity Portfolios; 0.093% per annum of the daily net assets of the Strategic Balanced Portfolio, an annual base fee of $72,500 for each of the Portfolios and a fee based on the number of active shareholder accounts.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     For the year ended ended October 31, 2000, the Administrator earned the following amounts from the Portfolios' and paid the following:

                        Administration  Portion Paid  Portion Paid  Portion Paid
Sirach Portfolios            Fees          to SEI        to DST       to UAMSSC
-----------------       --------------  ------------  ------------  ------------
Special Equity .......     $265,476       $106,503      $23,482        $14,593
Growth ...............      170,947         63,026       36,502         15,695
Strategic Balanced ...      154,412         58,651       18,829         11,618
Bond .................      165,195         61,332       33,601         15,923
Equity ...............      132,149         55,105       17,944         11,418

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio, the Sirach Strategic Balanced Portfolio, and the Sirach Bond Portfolio had adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolios could not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolios' Institutional Service Class Shares net assets, however, the Board had limited aggregate payments under the Plans to 0.50% per annum of the Sirach Special Equity, the Sirach Growth, the Sirach Strategic Balanced and the Sirach Bond Portfolios' Institutional Service Class Shares net assets. The distributor did not receive any fee or other compensation with respect to the Portfolios. The Sirach Growth and the Sirach Bond Portfolios' Institutional Service Class Shares had made payments for distribution fees at an annual rate of 0.25% of the Portfolios' average daily net assets.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     H. Purchases and Sales: For the year ended October 31, 2000, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

Sirach Portfolios                                  Purchases          Sales
-----------------                                ------------     ------------
Special Equity ................................  $318,121,436     $349,280,299
Growth ........................................    51,680,705       68,117,281
Strategic Balanced ............................    37,915,171       46,841,543
Bond ..........................................    55,937,380       49,120,728
Equity ........................................    39,108,118       45,704,976

     Purchases and sales of long-term U.S. Government securities were $9,594,069 and $9,738,824 respectively, for the Sirach Strategic Balanced Portfolio and $60,514,571 and $56,344,991, respectively, for the Sirach Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Equity Portfolio.

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. At the year ended October 31, 2000, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 2000, the Sirach Bond Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $2,256,924 of which $1,588,753 will expire October 31, 2007 and $668,171 will expire October 31, 2008.

     At October 31, 2000 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                    No. of             %
Sirach Portfolios                                Shareholders       Ownership
-----------------                               --------------     -----------
Special Equity ...............................         1               17
Growth. ......................................         3               61
Strategic Balanced. ..........................         3               39
Bond .........................................         1               23
Equity .......................................         1               14

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

     K. Capital Share Transactions: Transactions in capital shares for the portfolios, by class, were as follows:


                                                                                            Institutional
                                                    Institutional Class Shares            Service Class Shares
                                                  ------------------------------    -------------------------------
                                                      Year             Year             Year              Year
                                                      Ended            Ended            Ended             Ended
                                                   October 31,      October 31,      October 31,       October 31,
                                                      2000             1999             2000              1999
                                                  -------------    -------------    -------------     -------------
Sirach Special Equity Portfolio:
Issued ......................................       4,940,998       13,356,079                --          117,864
In Lieu of Cash Distributions ...............       5,112,839        4,149,204                --           57,192
Redeemed ....................................      (7,483,356)     (19,015,823)               --         (370,325)
                                                  -----------      -----------       -----------      -----------
Net Increase (Decrease) in
   Shares Outstanding .......................       2,570,481       (1,510,540)               --         (195,269)
                                                  ===========      ===========       ===========      ===========
Sirach Growth Portfolio:
Issued ......................................       1,792,466        1,546,728           355,052          336,279
In Lieu of Cash Distributions ...............       1,769,203          935,382           320,554          401,480
Redeemed ....................................      (1,722,597)      (4,363,442)       (1,293,679)      (2,189,570)
                                                  -----------      -----------       -----------      -----------
Net Increase (Decrease) in
   Shares Outstanding .......................       1,839,072       (1,881,332)         (618,073)      (1,451,811)
                                                  ===========      ===========       ===========      ===========
Sirach Strategic Balanced Portfolio:
Issued ......................................         946,437          876,506                --            2,402
In Lieu of Cash Distributions ...............       1,040,781          532,012                --               --
Redeemed ....................................      (1,538,943)      (2,956,451)               --          (33,137)
                                                  -----------      -----------       -----------      -----------
Net Increase (Decrease) in
   Shares Outstanding .......................         448,275       (1,547,933)               --          (30,735)
                                                  ===========      ===========       ===========      ===========


UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------


                                                                                            Institutional
                                                    Institutional Class Shares            Service Class Shares
                                                  ------------------------------    -------------------------------
                                                      Year             Year             Year              Year
                                                      Ended            Ended            Ended             Ended
                                                   October 31,      October 31,      October 31,       October 31,
                                                      2000             1999             2000              1999
                                                  -------------    -------------    -------------     -------------
Sirach Bond Portfolio
Issued .........................................    3,115,968        2,702,131            56,072           15,152
Shares Issued in Connection
   with Acquisition of Common
   Trust Fund Assets (Note K) ..................      742,520               --                --               --
In Lieu of Cash Distributions ..................      492,136          467,403             4,564            8,147
Redeemed .......................................   (2,295,492)      (2,611,579)         (160,550)         (27,278)
                                                   ----------       ----------        ----------       ----------
Net Increase (Decrease)
   in Shares Outstanding .......................    2,055,132          557,955           (99,914)          (3,979)
                                                   ==========       ==========        ==========       ==========

Sirach Equity Portfolio
Issued .........................................    1,279,627          466,111
Shares Issued in Connection
   with Acquisition of Common
   Trust Fund Assets (Note K) ..................    1,387,509               --
In Lieu of Cash Distributions ..................      424,783           38,386
Redeemed .......................................   (1,100,597)        (710,778)
                                                   ----------       ----------
Net Increase (Decrease)
   in Shares Outstanding .......................    1,991,322         (206,281)
                                                   ==========       ==========


     L. Common Trust Fund Conversions: On March 31, 2000, the Sirach Equity Portfolio and the Sirach Bond Portfolio acquired the assets of the Advisor's Equity Common Fund of Wilmington Trust Company and the Advisor's Fixed Income Fund of Wilmington Trust Company, respectively.

     The assets which consisted of securities and related receivables, were contributed on a tax-free basis. The number and value of shares issued by the acquiring funds are presented in Footnote K. Net assets and unrealized appreciation (depreciation) as of the conversion date were as follows:


                                                                                   Total Net          Acquired
                                                     Total Net      Total Net      Assets of            Fund
                                                     Assets of      Assets of      Acquiring         Unrealized
       Acquiring            Acquired                 Acquired       Acquiring      Fund After       Appreciation
         Fund                 Fund                     Fund            Fund        Conversion      (Depreciation)
     -------------        ------------             -------------  -------------  --------------  ------------------
Sirach Equity Portfolio Advisor's Equity
                        Common Fund                 $26,900,602    $54,220,069     $81,120,671       $10,651,270
Sirach Bond Portfolio   Advisor's Fixed Income
                        Common Fund                   7,124,850     65,662,560      72,787,410          (161,878)


UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sirach Special Equity Portfolio
Sirach Growth Portfolio
Sirach Strategic Balanced Portfolio
Sirach Bond Portfolio
Sirach Equity Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfolios"), each a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                                      SIRACH PORTFOLIOS


--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)
Each of the Portfolios each hereby designate the following amounts as a long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return.

Sirach Portfolios
Special Equity Portfolio .........................................  $12,738,643
Growth Portfolio .................................................   23,011,981
Strategic Balanced ...............................................    9,315,927
Equity Portfolio ..................................................   7,054,361

For the year ended October 31, 2000, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 0.4% for Sirach Special Equity Portfolio, 10.5% for Sirach Growth Portfolio,12.9% for Sirach Strategic Balanced Portfolio and 36.5% for Sirach Equity Portfolio. The percentage of income earned from direct treasury obligations for the year ended October 31, 2000 is 20.6% and 19.6% for the Sirach Strategic Balanced Portfolio and the Sirach Bond Portfolio, respectively.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Sirach Capital Management, Inc.
520 Pike Street
Suite 2800
Seattle, WA 98101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                       ----------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed to
                                        others only if preceded or accompanied
                                        by a current prospectus.
                                       ----------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Sirach Bond Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 16, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                      For:    Against:  Abstain:
                                                   ---------- --------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr......................... 19,010,168       --  451,579
  02) Nancy J. Dunn............................... 19,032,354       --  429,393
  03) William A. Humenuk.......................... 19,032,469       --  429,278
  04) Philip D. English........................... 19,032,469       --  429,278
  05) James F. Orr, III........................... 19,030,371       --  431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                    4,565,333 2,899,975  43,143

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:..............  7,016,611       --  491,840
  b)Borrowing:....................................  7,016,611       --  491,840
  c) Issuing of Senior Securities:................  7,016,611       --  491,840
  d) Underwriting:................................  7,016,611       --  491,840
  e) Industry Concentration:......................  7,016,611       --  491,840
  f) Investment in Real Estate:...................  7,016,611       --  491,840
  g) Commodities:.................................  4,311,329 2,705,282 491,840
  h) Lending:.....................................  7,016,611       --  491,840
  i) Illiquid Securities:.........................  7,016,611       --  491,840
  j) Control or Management:.......................  7,016,611       --  491,840
  k) Unseasoned Issuers:..........................  7,016,611       --  491,840
  l) Borrowing exceeding 5%:......................  7,016,611       --  491,840
  m) Pledging:....................................  7,016,611       --  491,840
  n) Margin Purchases and Short Sales:............  4,311,329 2,705,282 491,840

                                                     For:    Against:  Abstain:
                                                  ---------- --------- --------
  o) Directors' Ownership of Shares:.............  7,016,611       --  491,840
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:........  4,311,329 2,705,282 491,840
  q) Futures and Options:........................  4,311,329 2,705,282 491,840

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                   7,536,534       --    2,345

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                   7,495,736       --   43,143

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                   7,495,515       --   43,364

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Sirach Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the
    Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

1.To elect the Trustees/Directors.
  06) John T. Bennett, Jr. ...................... 19,010,168       --  451,579
  07) Nancy J. Dunn.............................. 19,032,354       --  429,393
  08) William A. Humenuk......................... 19,032,469       --  429,278
  09) Philip D. English.......................... 19,032,469       --  429,278
  10) James F. Orr, III.......................... 19,030,371       --  431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                   2,101,720   671,869  10,068

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  a) Diversification of Investments:............... 2,744,511     --    39,146
  b) Borrowing:.................................... 2,744,511     --    39,146
  c) Issuing of Senior Securities:................. 2,744,511     --    39,146
  d) Underwriting:................................. 2,744,511     --    39,146
  e) Industry Concentration:....................... 2,744,511     --    39,146
  f) Investment in Real Estate:.................... 2,744,511     --    39,146
  g) Commodities:.................................. 2,744,511     --    39,146
  h) Lending:...................................... 2,744,511     --    39,146
  i) Illiquid Securities:.......................... 2,744,511     --    39,146
  j) Control or Management:........................ 2,744,511     --    39,146
  k) Unseasoned Issuers:........................... 2,744,511     --    39,146
  l) Borrowing exceeding 5%:....................... 2,744,511     --    39,146
  m) Pledging:..................................... 2,744,511     --    39,146
  n) Margin Purchases and Short Sales:............. 2,744,511     --    39,146
  o) Directors' Ownership of Shares:............... 2,744,511     --    39,146
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 2,744,511     --    39,146
  q) Futures and Options:.......................... 2,744,511     --    39,146

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    2,893,845     --    10,068

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    2,864,767  29,078   10,068

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    2,864,767  29,078   10,068

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Sirach Growth Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 1, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                      For:    Against: Abstain:
                                                   ---------- -------- --------
1.To elect the Trustees/Directors.
  11) John T. Bennett, Jr......................... 19,010,168     --   451,579
  12) Nancy J. Dunn............................... 19,032,354     --   429,393
  13) William A. Humenuk.......................... 19,032,469     --   429,278
  14) Philip D. English........................... 19,032,469     --   429,278
  15) James F. Orr, III........................... 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                    3,639,684 182,659      623

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:..............  3,784,894   5,199   32,873
  b) Borrowing:...................................  3,784,783   5,310   32,873
  c) Issuing of Senior Securities:................  3,784,894   5,199   32,873
  d) Underwriting:................................  3,784,894   5,199   32,873
  e) Industry Concentration:......................  3,784,783   5,310   32,873
  f) Investment in Real Estate:...................  3,781,217   8,876   32,873
  g) Commodities:.................................  3,784,783   5,310   32,873
  h) Lending:.....................................  3,784,894   5,199   32,873
  i) Illiquid Securities:.........................  3,784,894   5,199   32,873
  j) Control or Management:.......................  3,784,783   5,310   32,873
  k) Unseasoned Issuers:..........................  3,784,894   5,199   32,873
  l) Borrowing exceeding 5%:......................  3,784,783   5,310   32,873
  m) Pledging:....................................  3,784,894   5,199   32,873
  n) Margin Purchases and Short Sales:............  3,784,894   5,199   32,873
  o) Directors' Ownership of Shares:..............  3,784,894   5,199   32,873
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.........  3,781,217   8,876   32,873
  q) Futures and Options:.........................  3,781,217   8,876   32,873

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    5,304,137     111      623

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                      For:    Against:  Abstain:
                                                   ---------- --------- --------
                                                    5,268,259       174  36,438

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    5,304,074       174     623

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Sirach Special Equity Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 30, 2000, there was a Special Meeting of Shareholders of the
    Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

1.To elect the Trustees/Directors.
  16) John T. Bennett, Jr......................... 19,010,168       --  451,579
  17) Nancy J. Dunn............................... 19,032,354       --  429,393
  18) William A. Humenuk.......................... 19,032,469       --  429,278
  19) Philip D. English........................... 19,032,469       --  429,278
  20) James F. Orr, III........................... 19,030,371       --  431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                    9,185,109 2,689,812     774

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:.............. 11,158,559   713,128   4,008
  b) Borrowing:................................... 11,160,223   711,464   4,008
  c) Issuing of Senior Securities:................ 11,159,428   712,259   4,008
  d) Underwriting:................................ 11,159,428   712,259   4,008
  e) Industry Concentration:...................... 11,158,559   713,128   4,008
  f) Investment in Real Estate:................... 11,160,223   711,464   4,008
  g) Commodities:................................. 11,160,223   711,464   4,008
  h) Lending:..................................... 11,159,428   712,259   4,008
  i) Illiquid Securities:......................... 11,158,559   713,128   4,008
  j) Control or Management:....................... 11,158,559   713,128   4,008

                                                      For:    Against: Abstain:
                                                   ---------- -------- --------
  k) Unseasoned Issuers:.......................... 11,158,559 713,128    4,008
  l) Borrowing exceeding 5%:...................... 11,158,559 713,128    4,008
  m) Pledging:.................................... 11,158,559 713,128    4,008
  n) Margin Purchases and Short Sales:............ 10,890,645 981,042    4,008
  o) Directors' Ownership of Shares:.............. 11,158,559 713,128    4,008
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:......... 11,158,559 713,128    4,008
  q) Futures and Options:......................... 11,158,559 713,128    4,008

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                   12,734,705     988      773

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                   12,732,404   3,288      774

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                   12,732,404   3,288      774

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Sirach Strategic Balanced Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the
    Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

1.To elect the Trustees/Directors.
  21) John T. Bennett, Jr......................... 19,010,168     --   451,579
  22) Nancy J. Dunn............................... 19,032,354     --   429,393
  23) William A. Humenuk.......................... 19,032,469     --   429,278
  24) Philip D. English........................... 19,032,469     --   429,278
  25) James F. Orr, III........................... 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
                                                    2,489,759 179,642    --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:............... 2,669,401     --     --
  b) Borrowing:.................................... 2,669,401     --     --
  c) Issuing of Senior Securities:................. 2,669,401     --     --
  d) Underwriting:................................. 2,669,401     --     --
  e) Industry Concentration:....................... 2,669,401     --     --
  f) Investment in Real Estate:.................... 2,669,401     --     --
  g) Commodities:.................................. 2,669,401     --     --
  h) Lending:...................................... 2,669,401     --     --
  i) Illiquid Securities:.......................... 2,669,401     --     --
  j) Control or Management:........................ 2,669,401     --     --
  k) Unseasoned Issuers:........................... 2,669,401     --     --
  l) Borrowing exceeding 5%:....................... 2,669,401     --     --
  m) Pledging:..................................... 2,669,401     --     --
  n) Margin Purchases and Short Sales:............. 2,669,401     --     --
  o) Directors' Ownership of Shares:............... 2,669,401     --     --
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:.......... 2,669,401     --     --
  q) Futures and Options:.......................... 2,669,401     --     --

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    2,685,997     --     --

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    2,685,997     --     --

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    2,685,997     --     --

                                                                  [LOGO OF UAM]